UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             Frontegra Funds, Inc.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2006

Date of reporting period:  June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                             (FRONTEGRA FUNDS LOGO)

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund
                         Frontegra IronBridge SMID Fund
                  Frontegra New Star International Equity Fund
                     Frontegra Netols Small Cap Value Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                                 June 30, 2006

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1
EXPENSE EXAMPLE                                                              2
ALLOCATION OF PORTFOLIO HOLDINGS                                             5
FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
   Report from Reams Asset Management Company, LLC                           8
   Investment Highlights                                                    11
   Schedule of Investments                                                  12
   Schedule of Swap Contracts                                               24
   Statement of Assets and Liabilities                                      25
   Statement of Operations                                                  26
   Statements of Changes in Net Assets                                      27
   Financial Highlights                                                     28
   Investment Highlights                                                    29
   Schedule of Investments                                                  30
   Statement of Assets and Liabilities                                      40
   Statement of Operations                                                  41
   Statements of Changes in Net Assets                                      42
   Financial Highlights                                                     43
FRONTEGRA IRONBRIDGE SMALL CAP FUND
FRONTEGRA IRONBRIDGE SMID FUND
   Report from IronBridge Capital Management, L.P.                          45
   Investment Highlights                                                    47
   Schedule of Investments                                                  48
   Statement of Assets and Liabilities                                      55
   Statement of Operations                                                  56
   Statements of Changes in Net Assets                                      57
   Financial Highlights                                                     58
   Investment Highlights                                                    59
   Schedule of Investments                                                  60
   Statement of Assets and Liabilities                                      66
   Statement of Operations                                                  67
   Statements of Changes in Net Assets                                      68
   Financial Highlights                                                     69
FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
   Report from New Star Institutional Managers Limited                      71
   Investment Highlights                                                    73
   Schedule of Investments                                                  74
   Portfolio Diversification                                                79
   Statement of Assets and Liabilities                                      80
   Statement of Operations                                                  81
   Statements of Changes in Net Assets                                      82
   Financial Highlights                                                     83
FRONTEGRA NETOLS SMALL CAP VALUE FUND
   Report from Netols Asset Management                                      85
   Investment Highlights                                                    86
   Schedule of Investments                                                  87
   Statement of Assets and Liabilities                                      92
   Statement of Operations                                                  93
   Statement of Changes in Net Assets                                       94
   Financial Highlights                                                     95
NOTES TO FINANCIAL STATEMENTS                                               96
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                    107
ADDITIONAL INFORMATION                                                     108

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months. During this period, while somewhat volatile, U.S. equity markets generally trended upward. The S&P 500 Index was up a solid 8.63% for the twelve-month period ending June 30, 2006. Small capitalization stocks performed significantly better, with the Russell 2000 Index up 14.58% for the period. However, the best equity returns were to be found outside the U.S. Spurred on by a declining dollar, the non-U.S. equity markets, as represented by the MSCI EAFE Index, returned 27.18%. In contrast to the overall strength in the equity markets, the U.S. bond market was relatively weak as interest rates rose over the period. The bond market, as measured by the Lehman Brothers Aggregate Bond Index, was actually down (0.81%) slightly for the twelve months ending June 30, 2006.

FUND RESULTS

The Total Return Bond Fund and the Investment Grade Bond Fund, both managed by Reams Asset Management, provided returns slightly in excess of their benchmark (the Lehman Brothers Aggregate Bond Index) for the twelve-month period. The Total Return Bond Fund returned 0.36%, while the Investment Grade Bond Fund returned (0.11%).

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 14.20% versus the 14.58% return for the benchmark Russell 2000 Index. The IronBridge SMID Fund returned 11.02% versus the benchmark Russell 2500 Index return of 13.53%.

The Frontegra New Star International Equity Fund, managed by London-based New Star Asset Management, returned 19.27% versus the benchmark return of 27.18% for the MSCI EAFE Index.

The newly-launched Frontegra Netols Small Cap Value Fund returned 4.04% for the first six months of 2006 while the benchmark Russell 2000 Value Index was up 10.44%.

OUTLOOK

Major economic factors expected to affect the capital markets over the next twelve months include: the apparent slowdown in economic growth, subtly rising inflation, continued rate increases by the Federal Reserve, a declining housing sector and the large U.S. trade deficit.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg, CFA              /s/William D. Forsyth, CFA

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
June 30, 2006

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within one month of purchase for the Frontegra New Star International Equity Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/06 - 6/30/06).

ACTUAL EXPENSES

The first line of the tables on the following pages provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

FRONTEGRA TOTAL RETURN BOND FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2006 -
                          JANUARY 1, 2006   JUNE 30, 2006    JUNE 30, 2006*<F1>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,000.30            $0.99
Hypothetical (5% return
  before expenses)           $1,000.00        $1,023.80            $1.00

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA INVESTMENT GRADE BOND FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2006 -
                          JANUARY 1, 2006   JUNE 30, 2006    JUNE 30, 2006*<F2>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $  993.60            $0.99
Hypothetical (5% return
  before expenses)           $1,000.00        $1,023.80            $1.00

*<F2> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2006 -
                          JANUARY 1, 2006   JUNE 30, 2006    JUNE 30, 2006*<F3>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,062.90            $5.63
Hypothetical (5% return
  before expenses)           $1,000.00        $1,019.34            $5.51

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMID FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2006 -
                          JANUARY 1, 2006   JUNE 30, 2006    JUNE 30, 2006*<F4>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,022.20            $4.76
Hypothetical (5% return
  before expenses)           $1,000.00        $1,020.08            $4.76

*<F4> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2006 -
                          JANUARY 1, 2006   JUNE 30, 2006    JUNE 30, 2006*<F5>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,077.40            $3.86
Hypothetical (5% return
  before expenses)           $1,000.00        $1,021.08            $3.76

*<F5> Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA NETOLS SMALL CAP VALUE FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2006 -
                          JANUARY 1, 2006   JUNE 30, 2006    JUNE 30, 2006*<F6>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,040.40            $5.56
Hypothetical (5% return
  before expenses)           $1,000.00        $1,019.34            $5.51

*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
June 30, 2006

                     FRONTEGRA TOTAL RETURN BOND FUND*<F7>

          Mortgage-Backed Securities                             60.9%
          Short-Term Investments                                 14.2%
          Corporate Bonds                                        19.0%
          U.S. Treasury Obligations                              17.6%
          Asset-Backed Securities                                 6.0%
          U.S. Government Agency Issues                           6.9%
          Supranational Issue                                     0.2%
          Foreign Government Notes/Bonds                          1.6%

                   FRONTEGRA INVESTMENT GRADE BOND FUND*<F7>

          Mortgage-Backed Securities                             65.0%
          Short-Term Investments                                 12.9%
          U.S. Treasury Obligations                              17.9%
          Corporate Bonds                                        12.0%
          Asset-Backed Securities                                 7.8%
          U.S. Government Agency Issues                           7.0%
          Supranational Issue                                     0.3%
          Foreign Government Notes/Bonds                          1.5%

*<F7>  Percentages shown are based on the Fund's total net assets.

                    FRONTEGRA IRONBRIDGE SMALL CAP FUND*<F8>

          Common Stocks                                          97.5%
          Short-Term Investments                                  1.4%
          Other Assets                                            1.1%

                      FRONTEGRA IRONBRIDGE SMID FUND*<F8>

          Common Stocks                                          97.5%
          Short-Term Investments                                  4.3%

                               FRONTEGRA NEW STAR
                         INTERNATIONAL EQUITY FUND*<F8>

          Common Stocks                                          97.2%
          Short-Term Investments                                  1.5%
          Other Assets                                            1.3%

                                FRONTEGRA NETOLS
                           SMALL CAP VALUE FUND*<F8>

          Common Stocks                                          95.6%
          Short-Term Investments                                  4.6%

*<F8>  Percentages are based on Fund's total net assets.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Total Return Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

The Frontegra Investment Grade Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

PERFORMANCE REVIEW

For the 12 month fiscal year ending June 30, 2006, the Frontegra Total Return Bond Fund had a net return of 0.36% compared to a return of -0.81% for the Lehman Brothers Aggregate Bond Index. The difference in performance was 1.17%. Macro factors had the biggest impact on performance, with duration strategy adding 94 basis points during the period as the portfolio was generally positioned defensively as interest rates rose. Yield curve strategies had no net impact. Sector decisions added 21 basis points, with investment credit sector decisions adding 9 basis points, high yield sector decisions adding 21 basis points, mortgage sector decisions subtracting 1 basis point, TIPS sector decisions subtracting 1 basis point and nondollar sector decisions subtracting 7 basis points. Security selection decisions added 22 basis points, all from high yield selection. Fees reduced net returns by 20 basis points.

For the 12 month fiscal year ending June 30, 2006, the Frontegra Investment Grade Bond Fund had a net return of -0.11% compared to a return of -0.81% for the Lehman Brothers Aggregate Bond Index. The difference in performance was 0.70%. Macro factors had the biggest impact on performance, with duration strategy adding 73 basis points during the period as the portfolio was generally positioned defensively as interest rates rose. Yield curve strategies had no net impact. Sector decisions subtracted 1 basis point, coming from mortgage overweighting as mortgages cheapened. Security selection added 18 basis points, with 17 basis points from credit decisions and 1 basis point from mortgage selection. Fees reduced net returns by 20 basis points.

FIXED INCOME OUTLOOK

U.S. Treasury yields again rose sharply across the entire curve during the fiscal year ending June 30, 2006, with 30-year bond yields rising by 100 basis points, money market rates rising by 200 basis points and most of the rest of the curve rising by approximately 150 basis points. While economic growth appears to be slowing considerably, rising inflation statistics and a tough-talking Fed have created great uncertainty about future short-term rates and caused market volatility to increase. Growth, inflation, Fed policy and foreign capital inflows remain the critical variables for the bond market looking ahead into 2007.

   o U.S. economic indicators have become much more mixed. Employment numbers have run below expectations for several months, and real consumption growth has slowed considerably. Leading indicators have fallen in recent months. We expect GDP growth to fall towards 2% for the remainder of 2006.

   o Consumption has been the driver of economic growth over the past two years, but has grown much faster than income, which has been restrained by flat real wages and benefits. We expect consumption growth to drop to the level of income growth of 2% during 2006 and 2007. GDP growth will also be reduced by the decline in the housing sector.

   o Inflation statistics have been on the rise recently, both on a nominal basis due to energy prices and on a core basis as raw materials and energy prices work their way into other consumer prices. We have raised our estimate of long-term underlying inflation to 2.5%, but we do not expect a further uptrend in inflation since we think that monetary policy has been relatively restrictive as evidenced by the flat yield curve and moderate rate of long-term M2 and Reserves growth.

   o Uncertainty about Federal Reserve policy has injected volatility into the financial markets as Fed spokesmen have suggested that the Fed will target the core consumption deflator, which is likely to run above the targeted range during 2006. This creates a risk that short-term interest rates will continue to rise even as the economy slows. We think that this would be a serious policy mistake, since the core consumption deflator is being pushed up by international commodity prices that the Fed cannot control.

   o At the quarter-ending yield level of 5.14% on 10-year Treasury notes, inflation-adjusted yields appear to be at a reasonably attractive valuation level given our inflation expectations. Shorter-term rates appear even more attractive, while long-bond yields remain unappealing.

   o With the yield curve slightly inverted, we would normally expect a steepening curve over time. However, if the Fed actually pursues inflation targeting, the curve will invert further.

   o Corporate credit spreads have increased slightly but remain relatively unattractive, especially in the presence of a high degree of LBO risk.

   o Mortgage spreads widened during the second calendar quarter and appear to be relatively attractive, especially compared to the credit market.

   o A critical factor overhanging the bond market is the large U.S. trade deficit and corresponding buildup in capital inflows and foreign reserves and bond holdings. It is feared that these "imbalances" will ultimately cause an inflationary drop in the dollar and disturbance in the bond market if the capital inflows are disrupted. These developments show no signs of happening now, but may cause difficulty in the future.

TOTAL RETURN PORTFOLIO STRATEGY

   o Inflation-adjusted Treasury yields over most of the yield curve are at reasonably attractive levels. With chances rising that the Fed will overtighten and weaken the domestic economy, we will probably be running a portfolio duration strategy that is neutral to slightly long relative to the benchmark.

   o Yield curve strategy is expected to be fairly neutral. While we expect the curve to steepen longer-term, there is a chance that it could be further inverted by Fed policy in the near term.

   o As mortgage spreads continue to creep wider, we consider the sector to be relatively attractive, and we have maintained a considerable overweighting in the sector.

   o Investment grade credit exposure is well below benchmark levels, reflecting low spreads, unattractive values and LBO risks. Credit themes isolated from these risks that we favor include utility first mortgage bonds and GIC-backed insurance bonds.

   o Better-convexity CMBS and CMO holdings remain significant parts of the portfolio, since their AAA credit qualities and favorable prepayment structures are attractive compared to the alternatives.

   o High yield credit holdings were increased slightly during the second quarter but remain moderate, as spreads increased but remain historically low. Auto credits are now 2-3% of the portfolio and we continue to trade them actively, buying when they are depressed and lightening positions when they trade up.

INVESTMENT GRADE PORTFOLIO STRATEGY

   o Inflation-adjusted Treasury yields over most of the yield curve are at reasonably attractive levels. With chances rising that the Fed will overtighten and weaken the domestic economy, we will probably be running a portfolio duration strategy that is neutral to slightly long relative to the benchmark.

   o Yield curve strategy is expected to be fairly neutral. While we expect the curve to steepen longer-term, there is a chance that it could be further inverted by Fed policy in the near term.

   o As mortgage spreads continue to creep wider, we consider the sector to be relatively attractive, and we have maintained a considerable overweighting in the sector.

   o Investment grade credit exposure is well below benchmark levels, reflecting low spreads, unattractive values and LBO risks. Credit themes isolated from these risks that we favor include utility first mortgage bonds and GIC-backed insurance bonds.

   o Better-convexity CMBS and CMO holdings remain significant parts of the portfolio, since their AAA credit qualities and favorable prepayment structures are attractive compared to the alternatives.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

/s/Mark M. Egan                          /s/Robert A. Crider

Mark M. Egan, CFA, CPA                   Robert A. Crider, CFA
Reams Asset Management Company, LLC      Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

                           Frontegra Total               Lehman Brothers
        Date               Return Bond Fund            Aggregate Bond Index
        ----               ----------------            --------------------
      11/25/96*<F9>            $100,000                      $100,000
      12/31/96                  $99,239                       $99,417
       3/31/97                  $98,362                       $98,861
       6/30/97                 $102,032                      $102,492
       9/30/97                 $105,600                      $105,898
      12/31/97                 $107,761                      $109,016
       3/31/98                 $109,814                      $110,713
       6/30/98                 $112,097                      $113,298
       9/30/98                 $116,435                      $118,088
      12/31/98                 $116,850                      $118,485
       3/31/99                 $116,509                      $117,898
       6/30/99                 $115,847                      $116,862
       9/30/99                 $116,931                      $117,655
      12/31/99                 $116,688                      $117,512
     3/31/2000                 $120,434                      $120,105
     6/30/2000                 $123,697                      $122,197
     9/30/2000                 $127,807                      $125,882
    12/31/2000                 $132,423                      $131,176
     3/31/2001                 $137,575                      $135,157
     6/30/2001                 $138,374                      $135,919
     9/30/2001                 $143,478                      $142,189
    12/31/2001                 $142,220                      $142,252
     3/31/2002                 $142,420                      $142,386
     6/30/2002                 $143,131                      $147,647
     9/30/2002                 $144,301                      $154,411
    12/31/2002                 $150,349                      $156,841
     3/31/2003                 $154,795                      $159,026
     6/30/2003                 $162,151                      $163,003
     9/30/2003                 $162,793                      $162,766
    12/31/2003                 $164,216                      $163,280
     3/31/2004                 $168,643                      $167,623
     6/30/2004                 $164,921                      $163,535
     9/30/2004                 $170,445                      $168,755
    12/31/2004                 $172,484                      $170,367
     3/31/2005                 $170,781                      $169,550
     6/30/2005                 $176,473                      $174,650
     9/30/2005                 $176,621                      $173,470
    12/31/2005                 $177,061                      $174,499
     3/31/2006                 $176,663                      $173,377
     6/30/2006                 $177,110                      $173,237

*<F9>  11/25/96 commencement of operations.

Portfolio Total Return**<F10>
FOR THE YEAR ENDED 6/30/06

SIX MONTHS                         0.03%

ONE YEAR                           0.36%

FIVE YEAR
AVERAGE ANNUAL                     5.06%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     6.14%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

**<F10> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2006

Principal Amount                                                         Value
----------------                                                         -----
               ASSET BACKED SECURITIES  6.0%
$ 2,685,000    American Express Credit Account Master Trust
                 2002-2, 5.191%, 11/15/2009 (c)<F13>(e)<F15>      $  2,687,987
  1,770,000    Bank One Issuance Trust
                 2004-A4, 5.240%, 02/16/2010 (c)<F13>(e)<F15>        1,770,549
  1,495,000    Caterpillar Financial Asset Trust
                 2006-A, 5.590%, 02/25/2009 (e)<F15>                 1,495,000
  1,685,000    Chase Issuance Trust
                 2004-A10, 5.220%, 07/15/2010 (c)<F13>(e)<F15>       1,685,336
  3,645,000    Citibank Credit Card Issuance Trust
                 2003-A11, 4.650%, 10/15/2009 (c)<F13>(e)<F15>       3,646,518
    780,000    Hertz Vehicle Financing LLC
                 2005-2A, 5.080%, 11/25/2011                           758,939
    403,618    Honda Auto Receivables Owner Trust
                 2006-1, 4.934%, 04/18/2007 (e)<F15>                   403,618
      3,885    Mego Mortgage Home Loan Trust
                 1996-2, 7.275%, 08/25/2017                              3,871
    789,985    Mid-State Trust
                 11, 4.864%, 07/15/2038                                736,110
               SLM Student Loan Trust
  3,244,943      2005-10, 4.525%, 04/25/2012 (c)<F13>(e)<F15>        3,244,131
  1,713,813      2004-10, 4.643%, 01/25/2014 (c)<F13>(e)<F15>        1,713,933
    565,000    USAA Auto Owner Trust
                 2006-1, 5.030%, 11/15/2008 (e)<F15>                   563,414
                                                                  ------------
               TOTAL ASSET BACKED SECURITIES
                 (Cost $18,790,227)                                 18,709,406
                                                                  ------------
               CORPORATE BONDS  19.0%
               Automobiles  1.4%
  1,185,000    Daimler Chrysler NA Holdings
                 5.875%, 03/15/2011                                  1,165,626
  2,135,000    Ford Motor Co.
                 7.450%, 07/16/2031                                  1,542,538
  2,230,000    General Motors Corp.
                 8.375%, 07/15/2033                                  1,795,150
                                                                  ------------
                                                                     4,503,314
                                                                  ------------
               Chemicals  0.2%
    585,000    ICI Wilmington Inc.
                 4.375%, 12/01/2008                                    564,564
                                                                  ------------
               Commercial Banks  0.3%
    829,000    Credit Suisse First Boston London
                 7.900%, 05/01/2007
                 (Acquired 12/17/2002,
                 Cost $840,097) (a)<F11>(b)<F12>                       842,082
                                                                  ------------
               Consumer Finance  1.9%
               Ford Motor Credit Co.
  2,340,000      5.700%, 01/15/2010                                  2,049,693
  1,050,000      7.250%, 10/25/2011                                    931,429
               Residential Capital Corp.
  2,105,000      6.375%, 06/30/2010                                  2,076,353
    885,000      6.500%, 04/17/2013                                    868,491
                                                                  ------------
                                                                     5,925,966
                                                                  ------------
               Diversified Financial Services  1.4%
               General Motors Acceptance Corp.
    410,000      7.750%, 01/19/2010                                    407,886
  1,680,000      7.250%, 03/02/2011                                  1,628,773
    420,000      6.750%, 12/01/2014                                    390,104
    400,000    International Lease Finance Corp.
                 5.750%, 06/15/2011                                    397,061
    720,000    Pricoa Global Funding I
                 5.331%, 03/03/2009
                 (Acquired 03/01/2006,
                 Cost $720,000) (a)<F11>(c)<F13>(e)<F15>               719,929
  1,045,000    Windsor Financing LLC
                 5.881%, 07/15/2017
                 (Acquired Multiple Dates,
                 Cost $1,050,677) (a)<F11>                           1,010,661
                                                                  ------------
                                                                     4,554,414
                                                                  ------------
               Diversified Telecommunication Services  1.3%
    940,000    AT&T Corp.
                 9.050%, 11/15/2011                                    997,841
  1,430,000    Deutsche Telekom International Finance BV
                 5.750%, 03/23/2016 (b)<F12>                         1,349,647
    610,000    Embarq Corp.
                 7.995%, 06/01/2036                                    613,113
    655,000    Telecom Italia Capital
                 4.875%, 10/01/2010 (b)<F12>                           626,321
    533,000    Telefonos de Mexico, S.A. de C.V.
                 4.500%, 11/19/2008 (b)<F12>                           512,793
                                                                  ------------
                                                                     4,099,715
                                                                  ------------
               Electric Utilities  2.6%
               Appalachian Power Co.
    365,000      4.400%, 06/01/2010                                    345,655
    425,000      5.550%, 04/01/2011                                    417,858
    600,000    CenterPoint Energy, Inc.
                 7.250%, 09/01/2010                                    624,688
    952,000    Consumers Energy Co.
                 4.400%, 08/15/2009                                    909,851
    881,000    Entergy Gulf States Inc.
                 4.875%, 11/01/2011                                    824,539
    561,000    Entergy Louisiana LLC
                 5.500%, 04/01/2019                                    507,196
    855,000    Florida Power Corp.
                 4.500%, 06/01/2010                                    817,779
    605,000    Nisource Finance Corp.
                 7.875%, 11/15/2010                                    647,246
  1,183,000    Public Service Co. of Colorado
                 4.375%, 10/01/2008                                  1,149,878
    400,000    Public Service Electric & Gas
                 5.000%, 01/01/2013                                    381,882
    935,000    Southern California Edison Co.
                 4.740%, 02/02/2009 (c)<F13>                           935,042
    745,000    Westar Energy Inc.
                 6.000%, 07/01/2014                                    737,607
                                                                  ------------
                                                                     8,299,221
                                                                  ------------
               Food & Staples Retailing  0.2%
               Albertson's Inc.
    355,000      7.500%, 02/15/2011                                    350,765
    450,000      8.000%, 05/01/2031                                    405,573
                                                                  ------------
                                                                       756,338
                                                                  ------------
               Food Products  0.2%
    773,000    Tyson Foods, Inc.
                 7.250%, 10/01/2006 (e)<F15>                           775,317
                                                                  ------------
               Gas Utilities  1.6%
     87,388    Alliance Pipeline U.S.
                 4.591%, 12/31/2025
                 (Acquired 06/08/2006, Cost $80,852) (a)<F11>           78,434
    600,000    Consolidated Natural Gas Co.
                 6.850%, 04/15/2011                                    620,077
  1,205,000    El Paso Natural Gas Co.
                 7.625%, 08/01/2010                                  1,226,087
    675,000    Gulfstream Natural Gas
                 5.560%, 11/01/2015
                 (Acquired Multiple Dates, Cost $670,985) (a)<F11>     648,896
    885,000    Kinder Morgan, Inc.
                 6.500%, 09/01/2012                                    840,923
    640,000    Southern Star Cent Gas
                 6.000%, 06/01/2016
                 (Acquired Multiple Dates, Cost $634,953) (a)<F11>     621,600
    960,000    Transcontinental Gas Pipe Line
                 6.400%, 04/15/2016
                 (Acquired Multiple Dates, Cost $946,113) (a)<F11>     919,200
                                                                  ------------
                                                                     4,955,217
                                                                  ------------
               Health Care Providers & Services  0.2%
    510,000    Healthsouth Corp.
                 10.750%, 06/15/2016
                 (Acquired 06/12/2006, Cost $502,376) (a)<F11>         499,800
                                                                  ------------
               Insurance  1.1%
    725,000    Jackson National Life Global Funding
                 5.125%, 02/10/2011
                 (Acquired 02/03/2006, Cost $724,398) (a)<F11>         705,947
  1,273,000    New York Life Global Funding
                 3.875%, 01/15/2009
                 (Acquired 01/05/2004, Cost $1,272,427) (a)<F11>     1,219,795
    715,000    Pacific Life Global Funding
                 3.750%, 01/15/2009
                 (Acquired 01/08/2004, Cost $713,291) (a)<F11>         686,889
    760,000    Protective Life Secured Trust
                 4.000%, 10/07/2009                                    730,502
                                                                  ------------
                                                                     3,343,133
                                                                  ------------
               Media  1.0%
               Adelphia Communications Corp.
    665,000      9.875%, 03/01/2007 (h)<F18>                           365,750
    290,000      8.375%, 02/01/2008 (h)<F18>                           159,500
  2,835,000      7.875%, 05/01/2009 (h)<F18>                         1,516,725
  1,120,000    Cox Communications Inc.
                 7.125%, 10/01/2012                                  1,158,442
                                                                  ------------
                                                                     3,200,417
                                                                  ------------
               Multi-Utilities & Unregulated Power  2.2%
    925,654    American Ref-Fuel Co. LLC
                 6.260%, 12/31/2015
                 (Acquired 04/30/2003, Cost $925,654) (a)<F11>         893,543
    569,373    Borger Energy Funding
                 7.260%, 12/31/2022
                 (Acquired Multiple Dates,
                 Cost $544,323) (a)<F11>                               543,751
  1,986,030    Edison Mission Energy Funding
                 7.330%, 09/15/2008
                 (Acquired Multiple Dates,
                 Cost $1,973,615) (a)<F11>                           1,998,443
    805,000    Homer City Funding LLC
                 8.137%, 10/01/2019                                    855,313
    492,480    Kern River Funding Corp.
                 4.893%, 04/30/2018
                 (Acquired Multiple Dates, Cost $483,959) (a)<F11>     463,384
    721,462    Kiowa Power Partners LLC
                 4.811%, 12/30/2013
                 (Acquired Multiple Dates, Cost $720,253) (a)<F11>     686,558
    410,000    Midwest Generation LLC
                 8.300%, 07/02/2009                                    416,150
     39,653    PNPP II Funding Corp.
                 8.510%, 11/30/2006                                     40,003
  1,153,367    Sithe/Independence Funding
                 8.500%, 06/30/2007                                  1,163,401
                                                                  ------------
                                                                     7,060,546
                                                                  ------------
               Oil & Gas  0.2%
    482,000    Duke Energy Field Services LLC
                 5.750%, 11/15/2006 (e)<F15>                           481,779
    113,750    Pemex Finance Ltd.
                 9.690%, 08/15/2009                                    121,319
                                                                  ------------
                                                                       603,098
                                                                  ------------
               Paper & Forest Products  0.2%
    398,000    Abitibi-Consolidated, Inc.
                 8.500%, 08/01/2029 (b)<F12>                           327,355
    220,000    Domtar, Inc.
                 7.125%, 08/15/2015                                    191,400
                                                                  ------------
                                                                       518,755
                                                                  ------------
               Real Estate Investment Trusts  0.5%
    855,000    CPG Partners LP
                 3.500%, 03/15/2009                                    808,145
    660,000    EOP Operating LP
                 4.650%, 10/01/2010                                    625,787
                                                                  ------------
                                                                     1,433,932
                                                                  ------------
               Road & Rail  0.2%
    510,000    Progress Rail Services Corp.
                 7.750%, 04/01/2012
                 (Acquired 03/17/2005, Cost $510,000) (a)<F11>         550,800
                                                                  ------------
               Special Purpose Entity  1.8%
               Dow Jones North American High Yield Commodity Index
     40,492      8.250%, 06/29/2010
                 (Acquired 08/11/2005, Cost $40,340) (a)<F11>           40,745
  5,565,000      8.625%, 06/29/2011
                 (Acquired Multiple Dates,
                 Cost $5,443,573) (a)<F11>                           5,460,656
                                                                  ------------
                                                                     5,501,401
                                                                  ------------
               Transportation  0.1%
    461,433    Burlington North Santa Fe
                 4.830%, 01/15/2023                                    432,621
                                                                  ------------
               Wireless Telecommunication Services  0.4%
  1,220,000    Nextel Communications
                 5.950%, 03/15/2014                                  1,171,986
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (Cost $60,973,708)                                 59,592,637
                                                                  ------------
               FOREIGN GOVERNMENT NOTES/BONDS  1.6%
  1,435,000    Aid-Egypt
                 4.450%, 09/15/2015 (b)<F12>                         1,328,294
  1,864,000    Aid-Israel
                 5.500%, 09/18/2023 (b)<F12>                         1,849,714
  1,835,000    Quebec Province
                 5.000%, 03/01/2016 (b)<F12>                         1,736,725
                                                                  ------------
               TOTAL FOREIGN GOVERNMENT NOTES/BONDS
                 (Cost $5,239,527)                                   4,914,733
                                                                  ------------
               MORTGAGE BACKED SECURITIES  60.9%
               Banc of America Commercial Mortgage Inc.
  2,270,000      Pool # 2004-2, 4.050%, 11/10/2038                   2,120,582
  3,205,000      Pool # 2005-5, 5.001%, 10/10/2045                   3,114,277
  1,110,000      Pool # 2005-6, 5.165%, 09/10/2047                   1,085,465
    821,830    Capco America Securitization Corp.
                 Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F15>           819,629
  2,811,386    Commercial Mortgage Pass-Through Certificate
                 Pool # 2003-LB1A, 3.251%, 06/10/2038                2,605,731
               Credit Suisse First Boston Mortgage Securities Corp.
    631,824      Pool # 2005-10, 5.000%, 09/25/2015                    619,104
    267,264      Pool # 2003-1, 7.000%, 02/25/2033 (e)<F15>            267,387
    344,723      Pool # 2003-C3, 2.079%, 05/15/2038                    331,920
               FHLMC Pools
    185,127      Pool # M80779, 5.000%, 11/01/2009                     181,140
     17,236      Pool # 2808, 4.000%, 09/15/2012 (e)<F15>               17,203
  2,043,328      Pool # B14039, 4.000%, 05/01/2014                   1,932,986
  2,314,587      Pool # G11786, 5.000%, 10/01/2014                   2,266,100
  1,960,086      Pool # G11672, 5.000%, 03/01/2015                   1,916,560
    486,737      Pool # B19614, 5.000%, 07/01/2015                     472,301
  2,349,812      Pool # G11745, 5.000%, 07/01/2015                   2,280,122
  1,498,155      Pool #G11970, 5.000%, 04/01/2016                    1,445,092
    421,152      Pool # 2693, 3.000%, 03/15/2019 (e)<F15>              419,797
  1,043,178      Pool # E01647, 4.000%, 05/01/2019                     963,078
    813,527      Pool # 2802, 4.500%, 02/15/2020 (e)<F15>              806,742
  1,206,964      Pool # 2692, 3.500%, 01/15/2023 (e)<F15>            1,184,293
    738,096      Pool # A45788, 6.500%, 05/01/2035                     744,159
               FHLMC Remic
  1,132,288      Series 2848, 5.000%, 06/15/2015 (e)<F15>            1,122,748
    229,076      Series 2695, 4.500%, 09/15/2015 (e)<F15>              228,585
    281,502      Series 2508, 4.500%, 03/15/2016                       277,495
  1,600,395      Series 2786, 4.000%, 08/15/2017                     1,523,161
    640,662      Series 2691, 4.000%, 01/15/2018 (e)<F15>              637,048
    364,122      Series 2574, 4.500%, 05/15/2026 (e)<F15>              360,913
    938,798      Series 2731, 4.500%, 11/15/2028                       903,854
    607,411      Series 2793, 4.500%, 09/15/2029                       582,782
  2,433,205      Series 2990, 4.500%, 02/15/2033                     2,315,306
  1,835,000      Series 3031, 4.500%, 08/15/2033                     1,742,335
  1,545,000      Series 3114, 5.000%, 09/15/2033                     1,491,808
    950,681      Series 3114, 5.000%, 02/15/2036                       711,361
    671,069      Series 3115, 5.000%, 02/15/2036                       548,497
               FNMA Pools
  1,699,403      Pool # 387219, 4.125%, 01/01/2010                   1,618,379
    528,131      Pool # 254659, 4.500%, 02/01/2013                     509,874
  2,119,442      Pool # 254758, 4.500%, 06/01/2013                   2,043,015
  1,027,103      Pool # 768008, 5.000%, 06/01/2013                   1,006,247
    589,296      Pool # 768009, 5.000%, 06/01/2013                     577,528
  1,005,621      Pool # 254806, 4.500%, 07/01/2013                     968,958
  1,078,116      Pool # 386341, 3.810%, 08/01/2013                     973,645
    569,704      Pool # 763019, 5.000%, 08/01/2013                     558,231
  1,245,929      Pool # 254909, 4.000%, 09/01/2013                   1,181,146
    540,408      Pool # 255450, 4.500%, 10/01/2014                     515,172
  2,630,285      Pool # 255639, 5.000%, 02/01/2015                   2,553,921
  1,123,477      Pool # 745659, 5.000%, 04/01/2016                   1,091,178
  1,271,953      Pool # 745444, 5.500%, 04/01/2016                   1,252,511
  5,790,190      Pool # 357312, 5.000%, 12/01/2017                   5,589,283
    513,551      Pool # 254759, 4.500%, 06/01/2018                     486,534
  2,601,495      Pool # 254865, 4.500%, 09/01/2018                   2,464,631
  1,675,597      Pool # 725546, 4.500%, 06/01/2019                   1,585,807
     73,234      Pool # 433043, 6.500%, 06/01/2028                      73,985
     62,334      Pool # 447704, 6.500%, 11/01/2028                      62,973
     25,736      Pool # 448235, 6.500%, 11/01/2028                      26,000
     74,513      Pool # 448635, 6.500%, 11/01/2028                      75,278
      5,511      Pool # 449012, 6.500%, 11/01/2028                       5,567
     33,464      Pool # 487778, 6.500%, 03/01/2029                      33,804
    957,135      Pool # 555203, 7.000%, 09/01/2032                     978,491
               FNMA Remic
    668,000      Series 2003-88, 3.500%, 04/25/2011 (e)<F15>           658,115
    838,003      Series 2002-83, 5.000%, 11/25/2012 (e)<F15>           833,013
  4,281,129      Series 2005-35, 4.000%, 08/25/2018                  4,070,014
  3,541,688      Series 2004-93, 4.250%, 04/25/2019                  3,369,365
    463,870      Series 2003-58, 3.500%, 10/25/2021 (e)<F15>           455,689
     75,000      Series 1994-3, 5.500%, 01/25/2024                      73,437
  1,643,442      Series 2006-5,
                   5.373%, 11/25/2028 (c)<F13>(e)<F15>               1,643,680
  1,845,000      Series 2005-95, 4.500%, 03/25/2033                  1,746,396
    842,261      Series 2004-T2, 7.000%, 11/25/2043                    857,190
               FNMA TBA
  4,630,000      5.500%, 07/15/2021 (d)<F14>                         4,543,188
  1,750,000      5.000%, 08/15/2021 (d)<F14>                         1,683,829
  5,190,000      6.000%, 08/15/2021 (d)<F14>                         5,202,975
 17,560,000      5.000%, 08/15/2036 (d)<F14>                        16,402,129
 43,230,000      5.500%, 08/15/2036 (d)<F14>                        41,487,312
 21,550,000      6.000%, 08/15/2036 (d)<F14>                        21,186,344
  3,270,000      6.500%, 08/15/2036 (d)<F14>                         3,283,283
               GMAC Commercial Mortgage Securities Inc.
  2,616,944      Pool # 2003-C1, 3.337%, 05/10/2036                  2,432,880
  1,770,000      Pool # 2006-C1, 5.238%, 11/10/2045                  1,685,552
               GNMA Pools
      9,154      Pool # 331001, 8.250%, 07/15/2007                       9,262
     20,951      Pool # 36629, 9.500%, 10/15/2009                       21,785
  1,240,130      Pool # 2005-21, 5.000%, 03/20/2035                    970,562
  2,085,000    Greenwich Capital Commercial Funding Corp.
                 Pool # 2005-GG5, 5.117%, 04/10/2037                 2,036,729
               LB-UBS Commercial Mortgage Trust
    715,000      Pool # 2005-C5, 4.885%, 09/15/2030                    694,641
  3,080,000      Pool # 2005-C7, 5.103%, 11/15/2030                  3,006,809
    199,167      Pool # 1999-C1, 6.410%, 06/15/2031 (e)<F15>           199,185
    868,844    Master Alternative Loans Trust
                 Pool # 2004-6, 4.500%, 07/25/2014                     838,401
               Master Asset Securitization Trust
    668,248      Pool # 2004-3, 4.750%, 01/25/2014                     650,452
    268,384      Pool # 2003-11, 4.000%, 12/25/2033 (e)<F15>           266,086
  1,077,619    Morgan Stanley Capital I
                 Pool # 2003-IQ4, 3.270%, 05/15/2040                 1,019,808
    566,144    Nomura Asset Acceptance Corp.
                 Pool # 2005-AP3,
                   5.211%, 08/25/2035 (c)<F13>(e)<F15>                 566,377
    227,310    Nomura Asset Securities Corp.
                 Pool # 1998-D6, 6.280%, 03/15/2030 (e)<F15>           227,492
    247,017    NYC Mortgage Loan Trust
                 Series 1996, 6.750%, 09/25/2019
                 (Acquired Multiple Dates, Cost $240,011) (a)<F11>     248,709
    188,089    Residential Asset Securitization Trust
                 Pool # 2004-R1, 2.750%, 08/25/2033 (e)<F15>           187,137
  1,026,553    Wachovia Bank Commercial Mortgage Trust
                 Pool # 2003-C5, 2.986%, 06/15/2035                    941,374
  3,359,511    Wells Fargo Mortgage Backed Securities Trust
                 Pool # 2006-3, 5.500%, 03/25/2036                   3,302,581
                                                                  ------------
               TOTAL MORTGAGE BACKED SECURITIES
                 (Cost $193,214,897)                               191,073,500
                                                                  ------------
               SUPRANATIONAL ISSUE  0.2%
    920,000    European Investment Bank
                 4.875%, 02/15/2036 (b)<F12>                           815,711
                                                                  ------------
               TOTAL SUPRANATIONAL ISSUE
                 (Cost $912,428)                                       815,711
                                                                  ------------
               U.S. GOVERNMENT AGENCY ISSUES  6.9%
  3,645,000    4.875%, 03/15/2007 (e)<F15>                           3,627,912
  1,660,000    5.000%, 03/20/2007 (e)<F15>                           1,653,514
 12,015,000    5.250%, 04/15/2007 (e)<F15>                          11,986,681
  4,425,000    4.500%, 05/11/2007 (e)<F15>                           4,386,542
                                                                  ------------
               TOTAL U.S. GOVERNMENT AGENCY ISSUES
                 (Cost $21,669,796)                                 21,654,649
                                                                  ------------
               U.S. TREASURY OBLIGATIONS  17.6%
               U.S. Treasury Bonds  8.3%
 26,000,000    5.250%, 02/15/2029                                   25,886,250
    370,000    4.500%, 02/15/2036                                      331,757
                                                                  ------------
                                                                    26,218,007
                                                                  ------------
               U.S. Treasury Notes  9.3%
  9,015,000    3.625%, 06/30/2007 (e)<F15>                           8,870,967
 15,350,000    4.500%, 02/15/2016                                   14,604,082
  5,585,000    5.125%, 05/15/2016                                    5,578,455
                                                                  ------------
                                                                    29,053,504
                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $55,314,774)                                 55,271,511
                                                                  ------------
               SHORT TERM INVESTMENTS  14.2%
               U.S. Government Agency Issue (g)<F17> 12.7%
 40,000,000    Federal Home Loan Bank Discount Note,
                 4.950%, 07/03/2006 (e)<F15>                        39,989,578
                                                                  ------------
               Variable Rate Demand Notes (f)<F16> 1.5%
  2,261,824    American Family Financial Services Inc.,
                 4.807%, 12/31/2031 (e)<F15>                         2,261,824
  2,364,899    Wisconsin Corporate Central Credit Union,
                 5.020%, 12/31/2031 (e)<F15>                         2,364,899
                                                                  ------------
                                                                     4,626,723
                                                                  ------------
               TOTAL SHORT TERM INVESTMENTS
                 (Cost $44,616,301)                                 44,616,301
                                                                  ------------
               TOTAL INVESTMENTS  126.4%
                 (Cost $400,731,658)                               396,648,448

               Liabilities in Excess of Other Assets  (26.4)%      (82,768,856)
                                                                  ------------
               TOTAL NET ASSETS  100.0%                           $313,879,592
                                                                  ------------
                                                                  ------------

(a)<F11> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $18,839,822 (6.0% of net assets) at June 30, 2006.
(b)<F12>   U.S.-dollar denominated security of foreign issuer.
(c)<F13>   Adjustable rate.
(d)<F14>   When-issued security.
(e)<F15>   Security marked as segregated to cover when-issued security.
(f)<F16> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2006.
(g)<F17> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(h)<F18>   Security is in default.

See notes to financial statements.

Frontegra Total Return Bond Fund
SCHEDULE OF
SWAP CONTRACTS
June 30, 2006

CREDIT DEFAULT SWAPS

                                                            Expiration      Notional
                                                               Date          Amount        Value
                                                            ----------      --------       -----
Receive quarterly an annual fixed rate of 5.15%
multiplied by the notional amount and pay to
JP Morgan Chase upon default event of Ford Motor
Credit Co., par value of the notional amount of Ford
Motor Credit Co. 7.000%, 10/01/13                            3/20/11       $1,700,000    $11,549

Receive quarterly an annual fixed rate of 5.10%
multiplied by the notional amount and pay to JP Morgan
Chase upon default event of Abitibi-Consolidated Inc.,
par value of the notional amount of Abitibi-Consolidated
Inc. 8.375%, 04/01/15                                        9/20/11        1,750,000      3,525

Pay quarterly an annual fixed rate of 3.75% multiplied
by the notional amount and receive from JP Morgan
Chase upon default event of Bowater Inc., par value of
the notional amount of Bowater Inc. 6.500%, 06/15/13         9/20/11        1,750,000    (21,026)
                                                                           ----------    -------
                                                                           $5,200,000    ($5,952)
                                                                           ----------    -------
                                                                           ----------    -------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

ASSETS:
Investments at value (cost $400,731,658)                          $396,648,448
Cash                                                                    28,899
Interest receivable                                                  2,920,181
Receivable for investments sold                                    175,773,955
Other assets                                                            14,938
                                                                  ------------
Total assets                                                       575,386,421
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  258,816,374
Payable for Fund shares purchased                                    2,500,000
Payable to broker                                                       97,407
Accrued investment advisory fee                                          7,857
Accrued expenses                                                        85,191
                                                                  ------------
Total liabilities                                                  261,506,829
                                                                  ------------
NET ASSETS                                                        $313,879,592
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $327,687,849
Accumulated net investment loss                                        (96,487)
Accumulated net realized loss on investments sold,
  swap contracts, foreign currency and options                      (9,622,608)
Net unrealized depreciation on:
   Investments                                                      (4,083,210)
   Swap contracts                                                       (5,952)
                                                                  ------------
NET ASSETS                                                        $313,879,592
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              10,560,321
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $29.72
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                                JUNE 30, 2006
                                                                -------------
INVESTMENT INCOME:
Interest                                                        $ 15,182,849
                                                                ------------

EXPENSES:
Investment advisory fees (Note 3)                                  1,267,229
Fund administration and accounting fees                              140,286
Custody fees                                                          67,736
Legal fees                                                            28,724
Audit fees                                                            26,400
Federal and state registration fees                                   24,305
Shareholder servicing fees                                            11,885
Directors' fees and related expenses                                   6,123
Chief Compliance Officer expenses                                      5,548
Reports to shareholders                                                2,564
Other                                                                 18,252
                                                                ------------
Total expenses before waiver                                       1,599,052
Waiver of expenses by Adviser (Note 3)                              (965,488)
                                                                ------------
Net expenses                                                         633,564
                                                                ------------
NET INVESTMENT INCOME                                             14,549,285
                                                                ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
   Investments                                                    (9,636,045)
   Swap contracts                                                    295,964
   Foreign currency transactions                                      (2,627)
   Options                                                            29,000
Change in net unrealized appreciation/depreciation on:
   Investments                                                    (4,068,396)
   Swap contracts                                                    (20,310)
   Foreign currency translation                                        1,731
                                                                ------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (13,400,683)
                                                                ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $  1,148,602
                                                                ------------
                                                                ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED          YEAR ENDED
                                                              JUNE 30, 2006       JUNE 30, 2005
                                                              -------------       -------------
OPERATIONS:
Net investment income                                          $ 14,549,285        $ 11,403,855
Net realized gain (loss) on:
   Investments                                                   (9,636,045)         12,249,541
   Swap contracts                                                   295,964              17,184
   Foreign currency transactions                                     (2,627)              2,075
   Options                                                           29,000                  --
Change in net unrealized appreciation/depreciation on:
   Investments                                                   (4,068,396)           (714,145)
   Swap contracts                                                   (20,310)             14,358
   Futures contracts                                                     --              35,750
   Foreign currency translation                                       1,731              (1,731)
                                                               ------------        ------------
Net increase in net assets resulting from operations              1,148,602          23,006,887
                                                               ------------        ------------

DISTRIBUTIONS
   PAID FROM:
Net investment income                                           (14,981,085)        (12,228,787)
Net realized gain on investments                                 (4,433,906)                 --
                                                               ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                       (19,414,991)        (12,228,787)
                                                               ------------        ------------

CAPITAL SHARE
   TRANSACTIONS:
Shares sold                                                      16,902,712          43,361,624
Shares issued to holders in
  reinvestment of distributions                                  18,315,887          11,590,136
Shares redeemed                                                 (19,547,094)        (95,988,571)
                                                               ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                15,671,505         (41,036,811)
                                                               ------------        ------------

TOTAL DECREASE IN NET ASSETS                                     (2,594,884)        (30,258,711)
                                                               ------------        ------------

NET ASSETS:
Beginning of year                                               316,474,476         346,733,187
                                                               ------------        ------------
End of year
  (includes undistributed net investment income (loss)
  of $(96,487) and $316,109, respectively)                     $313,879,592        $316,474,476
                                                               ------------        ------------
                                                               ------------        ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                          2006           2005           2004           2003           2002
                                                        --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF YEAR                                      $31.50         $30.51         $31.92         $30.21         $31.01

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                                      1.41           1.13           0.99           1.80           1.45
Net realized and unrealized
  gain (loss) on investments                              (1.30)          0.98          (0.45)          2.06          (0.40)
                                                         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    0.11           2.11           0.54           3.86           1.05
                                                         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                                (1.45)         (1.12)         (0.98)         (1.87)         (1.38)
From net realized gain on investments                     (0.44)            --          (0.97)         (0.28)         (0.47)
                                                         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                                  (1.89)         (1.12)         (1.95)         (2.15)         (1.85)
                                                         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF YEAR                             $29.72         $31.50         $30.51         $31.92         $30.21
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              0.36%          7.00%          1.71%         13.29%          3.44%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (in thousands)                 $313,880       $316,474       $346,733       $358,052       $349,732
Ratio of expenses to average net assets(1)<F19>           0.20%         0.408%         0.425%         0.425%         0.425%
Ratio of net investment income
  to average net assets(1)<F19>                           4.59%          3.30%          2.71%          5.78%          4.84%
Portfolio turnover rate                                  1,247%         1,222%         1,409%           489%           885%

(1)<F19> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.50%, 0.501%, 0.507%, 0.505% and 0.535%, and the ratio of net investment income to average net assets would have been 4.29%, 3.21%, 2.63%, 5.70% and 4.73% for the years ended June
           30, 2006, June 30, 2005, June 30, 2004, June 30, 2003 and June 30,
           2002, respectively.

See notes to financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

                         Frontegra Investment            Lehman Brothers
        Date               Grade Bond Fund             Aggregate Bond Index
        ----             --------------------          --------------------
      2/23/2001*<F20>         $100,000                      $100,000
      3/31/2001               $101,242                      $101,377
      6/30/2001               $101,975                      $101,949
      9/30/2001               $106,197                      $106,652
     12/31/2001               $106,384                      $106,699
      3/31/2002               $106,324                      $106,800
      6/30/2002               $109,262                      $110,746
      9/30/2002               $111,830                      $115,820
     12/31/2002               $113,632                      $117,642
      3/31/2003               $115,161                      $119,281
      6/30/2003               $117,928                      $122,264
      9/30/2003               $118,839                      $122,086
     12/31/2003               $119,424                      $122,471
      3/31/2004               $122,455                      $125,729
      6/30/2004               $119,728                      $122,663
      9/30/2004               $123,561                      $126,578
     12/31/2004               $124,744                      $127,788
      3/31/2005               $123,651                      $127,174
      6/30/2005               $127,291                      $131,000
      9/30/2005               $127,322                      $130,115
     12/31/2005               $127,974                      $130,887
      3/31/2006               $127,040                      $130,045
      6/30/2006               $127,156                      $129,940

*<F20>  2/23/01 commencement of operations.

Portfolio Total Return**<F21>
FOR THE YEAR ENDED 6/30/06

SIX MONTHS                       (0.64)%

ONE YEAR                         (0.11)%

FIVE YEAR
AVERAGE ANNUAL                     4.51%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     4.59%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

**<F21> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2006

Principal Amount                                                         Value
----------------                                                         -----
               ASSET BACKED SECURITIES  7.8%
$   850,000    American Express Credit Account Master Trust
                 2002-2, 5.191%, 11/15/2009 (c)<F24>(e)<F26>      $    850,945
    555,000    Bank One Issuance Trust
                 2004-A4, 5.240%, 02/16/2010 (c)<F24>(e)<F26>          555,172
               Burlington North Santa Fe
     54,137      1996-B, 6.960%, 03/22/2009                             55,112
    649,433      2004-1, 4.575%, 01/15/2021                            606,907
    475,000    Caterpillar Financial Asset Trust
                 2006-A, 5.590%, 02/25/2009 (e)<F26>                   475,000
    530,000    Chase Issuance Trust
                 2004-A10, 5.220%, 07/15/2010 (c)<F24>(e)<F26>         530,106
  1,160,000    Citibank Credit Card Issuance Trust
                 2003-A11, 4.650%, 10/15/2009 (c)<F24>(e)<F26>       1,160,483
    240,000    Hertz Vehicle Financing LLC
                 2005-2A, 5.080%, 11/25/2011                           233,520
    128,424    Honda Auto Receivables Owner Trust
                 2006-1, 4.934%, 04/18/2007 (e)<F26>                   128,424
     72,848    Keystone Owner Trust
                 1998-P1, 7.530%, 05/25/2025                            72,570
    265,789    Mid-State Trust
                 11, 4.864%, 07/15/2038                                247,663
    106,092    Oakwood Mortgage Investors Inc.
                 1995-A, 7.700%, 09/15/2020                            106,141
    379,478    PF Export Receivables Master Trust
                 2003-B, 3.748%, 06/01/2013
                 (Acquired Multiple Dates, Cost $379,710) (a)<F22>     350,713
               SLM Student Loan Trust
  1,018,943      2005-10, 4.525%, 04/25/2012 (c)<F24>(e)<F26>        1,018,689
    545,177      2004-10, 4.643%, 01/25/2014 (c)<F24>(e)<F26>          545,215
    484,124    Union Pacific Corp.
                 2004-1, 5.404%, 07/02/2025                            467,165
    180,000    USAA Auto Owner Trust
                 2006-1, 5.030%, 11/15/2008 (e)<F26>                   179,495
                                                                  ------------
               TOTAL ASSET BACKED SECURITIES
                 (Cost $7,708,735)                                   7,583,320
                                                                  ------------
               CORPORATE BONDS  12.0%
               Automobiles  0.4%
    375,000    Daimler Chrysler NA Holdings
                 5.875%, 03/15/2011                                    368,869
                                                                  ------------
               Chemicals  0.2%
    187,000    ICI Wilmington Inc.
                 4.375%, 12/01/2008                                    180,467
                                                                  ------------
               Commercial Banks  0.2%
    217,000    Credit Suisse First Boston London
                 7.900%, 05/01/2007
                 (Acquired 04/17/2002,
                 Cost $219,188) (a)<F22>(b)<F23>                       220,425
                                                                  ------------
               Consumer Finance  0.9%
               Residential Capital Corp.
    420,000      6.375%, 06/30/2010                                    414,284
    250,000      6.000%, 02/22/2011                                    242,244
    280,000      6.500%, 04/17/2013                                    274,777
                                                                  ------------
                                                                       931,305
                                                                  ------------
               Diversified Financial Services  0.6%
    230,000    Pricoa Global Funding I
                 5.331%, 03/03/2009
                 (Acquired 03/01/2006,
                 Cost $230,000) (a)<F22>(c)<F24>(e)<F26>               229,977
    330,000    Windsor Financing LLC
                 5.881%, 07/15/2017
                 (Acquired Multiple Dates,
                 Cost $329,260) (a)<F22>                               319,156
                                                                  ------------
                                                                       549,133
                                                                  ------------
               Diversified Telecommunication Services  0.8%
    455,000    Deutsche Telekom International Finance BV
                 5.750%, 03/23/2016 (b)<F23>                           429,433
    205,000    Telecom Italia Capital
                 4.875%, 10/01/2010 (b)<F23>                           196,024
    157,000    Telefonos de Mexico, S.A. de C.V.
                 4.500%, 11/19/2008 (b)<F23>                           151,048
                                                                  ------------
                                                                       776,505
                                                                  ------------
               Electric Utilities  3.2%
               Appalachian Power Co.
    110,000      4.400%, 06/01/2010                                    104,170
    135,000      5.550%, 04/01/2011                                    132,731
    180,000    CenterPoint Energy, Inc.
                 6.500%, 02/01/2008                                    181,498
    291,000    Consumers Energy Co.
                 4.400%, 08/15/2009                                    278,116
    322,000    Entergy Arkansas Inc.
                 5.000%, 07/01/2018                                    282,467
    172,000    Entergy Gulf States Inc.
                 4.875%, 11/01/2011                                    160,977
     30,000    Entergy Louisiana LLC
                 5.500%, 04/01/2019                                     27,123
    255,000    Florida Power Corp.
                 4.500%, 06/01/2010                                    243,899
    151,903    FPL Energy Virginia Funding Corp.
                 7.520%, 06/30/2019
                 (Acquired 02/10/2006, Cost $163,018) (a)<F22>         159,571
    190,000    Nisource Finance Corp.
                 7.875%, 11/15/2010                                    203,267
    504,000    Public Service Co. of Colorado
                 4.375%, 10/01/2008                                    489,889
    370,000    Public Service Electric & Gas
                 5.000%, 01/01/2013                                    353,241
    290,000    Southern California Edison Co.
                 4.740%, 02/02/2009 (c)<F24>                           290,013
    235,000    Westar Energy Inc.
                 6.000%, 07/01/2014                                    232,668
                                                                  ------------
                                                                     3,139,630
                                                                  ------------
               Gas Utilities  1.9%
    380,140    Alliance Pipeline U.S.
                 4.591%, 12/31/2025
                 (Acquired 04/27/2006, Cost $351,006) (a)<F22>         341,187
    190,000    Consolidated Natural Gas Co.
                 6.850%, 04/15/2011                                    196,358
    225,000    Gulfstream Natural Gas
                 5.560%, 11/01/2015
                 (Acquired Multiple Dates,
                 Cost $226,423) (a)<F22>                               216,299
    275,000    Kinder Morgan, Inc.
                 6.500%, 09/01/2012                                    261,303
    505,000    Northern Natural Gas Co.
                 5.375%, 10/31/2012
                 (Acquired 04/05/2006, Cost $500,920) (a)<F22>         491,685
    310,000    Southern Star Cent Gas
                 6.000%, 06/01/2016
                 (Acquired 04/06/2006, Cost $308,955) (a)<F22>         301,087
                                                                  ------------
                                                                     1,807,919
                                                                  ------------
               Insurance  1.1%
    230,000    Jackson National Life Global Funding
                 5.125%, 02/10/2011
                 (Acquired 02/03/2006, Cost $229,809) (a)<F22>         223,956
    351,000    New York Life Global Funding
                 3.875%, 01/15/2009
                 (Acquired 01/05/2004, Cost $350,842) (a)<F22>         336,330
    209,000    Pacific Life Global Funding
                 3.750%, 01/15/2009
                 (Acquired 01/08/2004, Cost $208,500) (a)<F22>         200,783
    289,000    Protective Life Secured Trust
                 4.000%, 10/07/2009                                    277,783
                                                                  ------------
                                                                     1,038,852
                                                                  ------------
               Media  0.4%
               Cox Communications Inc.
    355,000      7.125%, 10/01/2012                                    367,185
                                                                  ------------
               Multi-Utilities & Unregulated Power  1.1%
               American Ref-Fuel Co. LLC
    323,171      6.260%, 12/31/2015
                 (Acquired Multiple Dates, Cost $323,171) (a)<F22>     311,960
               Duke Energy Corp.
    243,000      3.750%, 03/05/2008                                    235,553
               Kern River Funding Corp.
    155,520      4.893%, 04/30/2018
                 (Acquired Multiple Dates, Cost $152,588) (a)<F22>     146,332
               Kiowa Power Partners LLC
    438,128      4.811%, 12/30/2013
                 (Acquired 11/22/2004, Cost $439,762) (a)<F22>         416,931
                                                                  ------------
                                                                     1,110,776
                                                                  ------------
               Oil & Gas  0.2%
               Pemex Finance Ltd.
    198,250      9.690%, 08/15/2009                                    211,442
                                                                  ------------
               Transportation  0.6%
               Burlington North Santa Fe
    567,835      6.230%, 07/02/2018                                    576,431
                                                                  ------------
               Wireless Telecommunication Services  0.4%
               Nextel Communications
    365,000      5.950%, 03/15/2014                                    350,635
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (Cost $12,027,238)                                 11,629,574
                                                                  ------------
               FOREIGN GOVERNMENT NOTES/BONDS  1.5%
    435,000    Aid-Egypt
                 4.450%, 09/15/2015 (b)<F23>                           402,653
    546,000    Aid-Israel
                 5.500%, 09/18/2023 (b)<F23>                           541,816
    580,000    Quebec Province
                 5.000%, 03/01/2016 (b)<F23>                           548,938
                                                                  ------------
               TOTAL FOREIGN GOVERNMENT NOTES/BONDS
                 (Cost $1,591,860)                                   1,493,407
                                                                  ------------
               MORTGAGE BACKED SECURITIES  65.0%
               Banc of America Commercial Mortgage Inc.
    725,000      Pool # 2004-2, 4.050%, 11/10/2038                     677,278
    970,000      Pool # 2005-5, 5.001%, 10/10/2045                     942,543
    345,000      Pool # 2005-6, 5.165%, 09/10/2047                     337,374
    182,209    Capco America Securitization Corp.
                 Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F26>           181,721
    913,194    Commercial Mortgage Pass-Through Certificate
                 Pool # 2003-LB1A, 3.251%, 06/10/2038                  846,393
               Credit Suisse First Boston Mortgage Securities Corp.
    198,573      Pool # 2005-10, 5.000%, 09/25/2015                    194,575
     88,255      Pool # 2003-1, 7.000%, 02/25/2033 (e)<F26>             88,296
    101,499      Pool # 2003-C3, 2.079%, 05/15/2038                     97,729
               FHLMC Pools
     30,813      Pool # 25, 6.500%, 12/25/2008 (e)<F26>                 30,855
      5,324      Pool # 2808, 4.000%, 09/15/2012 (e)<F26>                5,314
    427,822      Pool # 2775, 3.000%, 11/15/2013                       412,882
    615,897      Pool # B14039, 4.000%, 05/01/2014                     582,638
    711,521      Pool # G11786, 5.000%, 10/01/2014                     696,616
    747,035      Pool # B18639, 4.000%, 01/01/2015                     697,931
    518,956      Pool # G11672, 5.000%, 03/01/2015                     507,432
    147,759      Pool # B19614, 5.000%, 07/01/2015                     143,377
    688,666      Pool # G11745, 5.000%, 07/01/2015                     668,242
    471,822      Pool # G11970, 5.000%, 04/01/2016                     455,110
    124,461      Pool # 2693, 3.000%, 03/15/2019 (e)<F26>              124,060
    331,553      Pool # E01647, 4.000%, 05/01/2019                     306,095
    244,723      Pool # 2802, 4.500%, 02/15/2020 (e)<F26>              242,682
    356,716      Pool # 2692, 3.500%, 01/15/2023 (e)<F26>              350,015
    220,205      Pool # A45788, 6.500%, 05/01/2035                     222,014
               FHLMC Remic
    351,578      Series 2848, 5.000%, 06/15/2015 (e)<F26>              348,616
     69,488      Series 2695, 4.500%, 09/15/2015 (e)<F26>               69,339
     85,137      Series 2508, 4.500%, 03/15/2016                        83,925
    505,980      Series 2786, 4.000%, 08/15/2017                       481,561
    185,699      Series 2691, 4.000%, 01/15/2018 (e)<F26>              184,651
    293,258      Series 2827, 5.000%, 01/15/2021 (e)<F26>              291,463
    115,110      Series 2574, 4.500%, 05/15/2026 (e)<F26>              114,095
    293,633      Series 2731, 4.500%, 11/15/2028                       282,703
    176,994      Series 2793, 4.500%, 09/15/2029                       169,817
    766,558      Series 2990, 4.500%, 02/15/2033                       729,416
    570,000      Series 3031, 4.500%, 08/15/2033                       541,216
    490,000      Series 3114, 5.000%, 09/15/2033                       473,130
    299,947      Series 3114, 5.000%, 02/15/2036                       224,440
    213,522      Series 3115, 5.000%, 02/15/2036                       174,522
               FNMA Pools
    533,568      Pool # 387219, 4.125%, 01/01/2010                     508,128
  1,644,000      Pool # 385537, 4.745%, 11/01/2012                   1,574,575
    139,547      Pool # 254659, 4.500%, 02/01/2013                     134,723
    655,201      Pool # 254758, 4.500%, 06/01/2013                     631,575
    313,837      Pool # 768008, 5.000%, 06/01/2013                     307,464
    179,942      Pool # 768009, 5.000%, 06/01/2013                     176,349
    292,822      Pool # 254806, 4.500%, 07/01/2013                     282,147
    337,903      Pool # 386341, 3.810%, 08/01/2013                     305,160
    172,588      Pool # 763019, 5.000%, 08/01/2013                     169,113
    377,373      Pool # 254909, 4.000%, 09/01/2013                     357,751
    170,464      Pool # 255450, 4.500%, 10/01/2014                     162,504
    881,919      Pool # 255639, 5.000%, 02/01/2015                     856,314
    535,007      Pool # 745456, 5.500%, 03/01/2016                     530,524
    354,782      Pool # 745659, 5.000%, 04/01/2016                     344,582
    404,712      Pool # 745444, 5.500%, 04/01/2016                     398,526
  1,682,855      Pool # 357312, 5.000%, 12/01/2017                   1,624,464
    160,872      Pool # 254759, 4.500%, 06/01/2018                     152,408
    752,360      Pool # 254865, 4.500%, 09/01/2018                     712,779
    529,534      Pool # 725546, 4.500%, 06/01/2019                     501,158
    290,458      Pool # 555203, 7.000%, 09/01/2032                     296,939
    279,228      Pool # 386320, 4.550%, 10/01/2033                     241,030
               FNMA Remic
    198,000      Series 2003-88, 3.500%, 04/25/2011 (e)<F26>           195,070
    253,633      Series 2002-83, 5.000%, 11/25/2012 (e)<F26>           252,123
  1,250,979      Series 2005-35, 4.000%, 08/25/2018                  1,189,290
  1,082,395      Series 2004-93, 4.250%, 04/25/2019                  1,029,730
    128,771      Series 2003-58, 3.500%, 10/25/2021 (e)<F26>           126,500
    518,347      Series 2006-5,
                   5.373%, 11/25/2028 (c)<F24>(e)<F26>                 518,422
    585,000      Series 2005-95, 4.500%, 03/25/2033                    553,735
    290,418      Series 2004-64, 5.000%, 03/25/2034                    281,901
    271,089      Series 2004-T2, 7.000%, 11/25/2043                    275,893
               FNMA TBA
  1,260,000      5.500%, 07/15/2021 (d)<F25>                         1,236,375
    760,000      5.000%, 08/15/2021 (d)<F25>                           731,263
  1,830,000      6.000%, 08/15/2021 (d)<F25>                         1,834,575
  5,680,000      5.000%, 08/15/2036 (d)<F25>                         5,305,472
 13,000,000      5.500%, 08/15/2036 (d)<F25>                        12,475,944
  6,525,000      6.000%, 08/15/2036 (d)<F25>                         6,414,891
  1,115,000      6.500%, 08/15/2036 (d)<F25>                         1,119,529
               GMAC Commercial Mortgage Securities Inc.
    797,449      Pool # 2003-C1, 3.337%, 05/10/2036                    741,360
    560,000      Pool # 2006-C1, 5.238%, 11/10/2045                    533,282
    392,178    GNMA Pool
                 Pool # 2005-21, 5.000%, 03/20/2035                    306,930
    635,000    Greenwich Capital Commercial Funding Corp.
                 Pool # 2005-GG5, 5.117%, 04/10/2037                   620,299
               LB-UBS Commercial Mortgage Trust
    220,000      Pool # 2005-C5, 4.885%, 09/15/2030                    213,736
    945,000      Pool # 2005-C7, 5.103%, 11/15/2030                    922,544
     60,522      Pool # 1999-C1, 6.410%, 06/15/2031 (e)<F26>            60,528
    269,432    Master Alternative Loans Trust
                 Pool # 2004-6, 4.500%, 07/25/2014                     259,992
               Master Asset Securitization Trust
    202,691      Pool # 2004-3, 4.750%, 01/25/2014                     197,293
     80,093      Pool # 2003-11, 4.000%, 12/25/2033 (e)<F26>            79,408
    348,994    Morgan Stanley Capital I
                 Pool # 2003-IQ4, 3.270%, 05/15/2040                   330,272
    170,863    Nomura Asset Acceptance Corp.
                 Pool # 2005-AP3,
                 5.211%, 08/25/2035 (c)<F24>(e)<F26>                   170,934
     68,824    Nomura Asset Securities Corp.
                 Pool # 1998-D6, 6.280%, 03/15/2030 (e)<F26>            68,879
     74,066    NYC Mortgage Loan Trust
                 Series 1996, 6.750%, 09/25/2019
                 (Acquired 08/18/2003, Cost $78,738) (a)<F22>           74,573
     56,949    Residential Asset Securitization Trust
                 Pool # 2004-R1, 2.750%, 08/25/2033 (e)<F26>            56,661
               Wachovia Bank Commercial Mortgage Trust
     38,231      Pool # 2002-C1, 4.539%, 04/15/2034 (e)<F26>            38,047
    463,190      Pool # 2003-C5, 2.986%, 06/15/2035                    424,757
  1,063,925    Wells Fargo Mortgage Backed Securities Trust
                 Pool # 2006-3, 5.500%, 03/25/2036                   1,045,896
                                                                  ------------
               TOTAL MORTGAGE BACKED SECURITIES
                 (Cost $63,692,907)                                 62,934,383
                                                                  ------------
               SUPRANATIONAL ISSUE  0.3%
    290,000    European Investment Bank
                 4.875%, 02/15/2036 (b)<F23>                           257,126
                                                                  ------------
               TOTAL SUPRANATIONAL ISSUE
                 (Cost $287,613)                                       257,126
                                                                  ------------
               U.S. GOVERNMENT AGENCY ISSUES  7.0%
  1,160,000    4.875%, 03/15/2007 (e)<F26>                           1,154,562
    525,000    5.000%, 03/20/2007 (e)<F26>                             522,949
  3,685,000    5.250%, 04/15/2007 (e)<F26>                           3,676,314
  1,395,000    4.500%, 05/11/2007 (e)<F26>                           1,382,876
                                                                  ------------
               TOTAL U.S. GOVERNMENT AGENCY ISSUES
                 (Cost $6,741,526)                                   6,736,701
                                                                  ------------
               U.S. TREASURY OBLIGATIONS  17.9%
               U.S. Treasury Bonds  6.7%
  6,480,000    5.250%, 02/15/2029                                    6,451,650
    115,000    4.500%, 02/15/2036                                      103,114
                                                                  ------------
                                                                     6,554,764
                                                                  ------------
               U.S. Treasury Notes  11.2%
  1,895,000    2.375%, 08/15/2006 (e)<F26>                           1,889,226
  2,855,000    3.625%, 06/30/2007 (e)<F26>                           2,809,386
  4,760,000    4.500%, 02/15/2016                                    4,528,692
  1,595,000    5.125%, 05/15/2016                                    1,593,131
                                                                  ------------
                                                                    10,820,435
                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $17,372,355)                                 17,375,199
                                                                  ------------
               SHORT TERM INVESTMENTS  12.9%
               U.S. Government Agency Issue (g)<F28> 10.8%
 10,500,000    Federal Home Loan Bank Discount Note,
                 4.950%, 07/03/2006 (e)<F26>                        10,497,264
                                                                  ------------
               Variable Rate Demand Notes (f)<F27> 2.1%
  1,032,220    American Family Financial Services Inc.,
                 4.807%, 12/31/2031 (e)<F26>                         1,032,220
  1,000,623    Wisconsin Corporate Central Credit Union,
                 5.020%, 12/31/2031 (e)<F26>                         1,000,623
                                                                  ------------
                                                                     2,032,843
                                                                  ------------
               TOTAL SHORT TERM INVESTMENTS
                 (Cost $12,530,107)                                 12,530,107
                                                                  ------------
               TOTAL INVESTMENTS  124.4%
                 (Cost $121,952,341)                               120,539,817

               Liabilities in Excess of Other Assets  (24.4)%      (23,652,845)
                                                                  ------------
               TOTAL NET ASSETS  100.0%                           $ 96,886,972
                                                                  ------------
                                                                  ------------

(a)<F22> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $4,340,965 (4.5% of net assets) at June 30, 2006.
(b)<F23>   U.S.-dollar donominated security of foreign issuer.
(c)<F24>   Adjustable rate.
(d)<F25>   When-issued security.
(e)<F26>   Security marked as segregated to cover when-issued security.
(f)<F27> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2006.
(g)<F28> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

ASSETS:
Investments at value (cost $121,952,341)                          $120,539,817
Interest receivable                                                    780,371
Receivable for investments sold                                     58,039,996
Receivable for Fund shares sold                                        399,906
Receivable from Adviser                                                 10,310
Other assets                                                            15,550
                                                                  ------------
Total assets                                                       179,785,950
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   82,845,821
Accrued expenses                                                        53,157
                                                                  ------------
Total liabilities                                                   82,898,978
                                                                  ------------
NET ASSETS                                                        $ 96,886,972
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $101,686,342
Accumulated net investment income                                       32,118
Accumulated net realized loss                                       (3,418,964)
Net unrealized depreciation on investments                          (1,412,524)
                                                                  ------------
NET ASSETS                                                        $ 96,886,972
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               9,826,499
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE           $9.86
                                                                         -----
                                                                         -----

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2006
                                                               -------------
INVESTMENT INCOME:
Interest                                                        $ 4,314,142
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                   412,159
Fund administration and accounting fees                              76,981
Custody fees                                                         40,197
Legal fees                                                           28,712
Audit fees                                                           24,900
Federal and state registration fees                                  21,255
Shareholder servicing fees                                           10,971
Directors' fees and related expenses                                  6,123
Chief Compliance Officer expenses                                     5,548
Reports to shareholders                                               1,505
Other                                                                 6,376
                                                                -----------
Total expenses before waiver and reimbursement                      634,727
Waiver and reimbursement of expenses by Adviser (Note 3)           (438,461)
                                                                -----------
Net expenses                                                        196,266
                                                                -----------
NET INVESTMENT INCOME                                             4,117,876
                                                                -----------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                 (3,050,529)
Change in net unrealized
  appreciation/depreciation on investments                       (1,221,096)
                                                                -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (4,271,625)
                                                                -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $  (153,749)
                                                                -----------
                                                                -----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 2006       JUNE 30, 2005
                                                         -------------       -------------
OPERATIONS:
Net investment income                                      $ 4,117,876        $  3,395,081
Net realized gain (loss) on investments                     (3,050,529)          3,541,492
Change in net unrealized
  appreciation/depreciation on investments                  (1,221,096)            111,889
                                                           -----------        ------------
Net increase (decrease) in net assets
  resulting from operations                                   (153,749)          7,048,462
                                                           -----------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                       (4,205,872)         (3,674,697)
Net realized gain on investments                              (536,017)         (1,406,257)
                                                           -----------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (4,741,889)         (5,080,954)
                                                           -----------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                 12,127,530           7,892,450
Shares issued to holders in
  reinvestment of distributions                              2,844,314           3,419,777
Shares redeemed                                             (8,908,417)        (41,473,074)
                                                           -----------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                            6,063,427         (30,160,847)
                                                           -----------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,167,789         (28,193,339)
                                                           -----------        ------------

NET ASSETS:
Beginning of year                                           95,719,183         123,912,522
                                                           -----------        ------------
End of year
  (includes undistributed net investment income
  of $32,118 and $25,435, respectively)                    $96,886,972        $ 95,719,183
                                                           -----------        ------------
                                                           -----------        ------------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                          2006           2005           2004           2003           2002
                                                        --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF YEAR                                      $10.36         $10.22         $10.62         $10.28         $10.02

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                                      0.42           0.37           0.31           0.35           0.35
Net realized and unrealized
  gain (loss) on investments                              (0.43)          0.27          (0.15)          0.45           0.35
                                                         ------         ------         ------         ------         ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                                   (0.01)          0.64           0.16           0.80           0.70
                                                         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                                (0.43)         (0.37)         (0.31)         (0.35)         (0.35)
From net realized gain on investments                     (0.06)         (0.13)         (0.25)         (0.11)         (0.09)
                                                         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                                  (0.49)         (0.50)         (0.56)         (0.46)         (0.44)
                                                         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                           $ 9.86         $10.36         $10.22         $10.62         $10.28
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                            (0.11)%          6.32%          1.53%          7.93%          7.15%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (in thousands)                  $96,887        $95,719       $123,913       $135,211        $35,435
Ratio of expenses to average net assets(1)<F29>           0.20%          0.40%          0.42%          0.42%          0.37%
Ratio of net investment income
  to average net assets(1)<F29>                           4.20%          3.07%          2.39%          3.78%          3.79%
Portfolio turnover rate                                  1,121%         1,080%         1,104%           625%         1,624%

(1)<F29> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.65%, 0.62%, 0.62%, 0.62% and 1.02% and the ratio of net investment income to average net assets would have been 3.75%, 2.85%, 2.19%, 3.58% and 3.14% for the years ended June 30,
           2006, June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002,
           respectively.

See notes to financial statements.

                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

                                   FRONTEGRA
                                   IRONBRIDGE
                                   SMID FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.:

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to and measured against the Russell 2000 Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations. The objective is relative to and measured against the Russell 2500 Index.

PERFORMANCE REVIEW

For the year ending June 30, 2006, the Frontegra IronBridge Small Cap Fund has slightly outperformed gross of fees, increasing 15.45%, but underperformed the benchmark after fees, returning 14.20% compared to 14.58% for the Russell 2000 Index. Stock selection added value among our energy, healthcare, financial and utility holdings but detracted among our industrials, consumer discretionary and technology holdings.

SMALL CAP FUND WINNERS          RETURN   SMALL CAP FUND LOSERS          RETURN
----------------------          ------   ---------------------          ------
CHAPARRAL STEEL CO.             193.2%   CRYOLIFE, INC.                 -46.7%
INTUITIVE SURGICAL, INC.        122.5%   DORAL FINANCIAL CORP.          -46.1%
OCEANEERING INTL, INC.          117.2%   MERCURY COMPUTER SYSTEMS, INC. -43.0%
COMMERCIAL METALS CO.           115.3%   FIRST BANCORP PUERTO RICO      -39.2%
TETRA TECHNOLOGIES, INC.         87.7%   SECURE COMPUTING CORP.         -34.8%
LINCOLN ELECTRIC HOLDINGS, INC.  85.9%   MEDIA GENERAL, INC.            -32.4%
ROFIN-SINAR TECHNOLOGIES, INC.   74.2%   AUDIBLE, INC.                  -31.2%
KOMAG, INC.                      73.3%   COST PLUS, INC.                -30.9%
JLG INDUSTRIES, INC.             67.5%   MACROVISION CORP.              -29.8%
JEFFERIES GROUP, INC.            62.0%   OPENWAVE SYSTEMS INC.          -27.0%

The Frontegra IronBridge SMID Fund underperformed its benchmark, the Russell 2500 Index, for the 12-month period. The Fund returned 11.02%, net of fees, versus the 13.53% return of the Russell 2500 Index. Stock selection was particularly strong among our healthcare holdings followed by information technology and consumer staples. Stock selection in energy, materials, industrials, consumer discretionary and financials detracted from performance.

SMID CAP FUND WINNERS         RETURN    SMID CAP FUND LOSERS            RETURN
---------------------         ------    --------------------            ------
INTUITIVE SURGICAL, INC.      151.5%    THE ST. JOE CO.                 -37.6%
CELGENE CORP.                 122.4%    FIRST BANCORP PUERTO RICO       -35.1%
GENERAL CABLE CORP.            71.7%    MEDIA GENERAL, INC.             -33.8%
INCO LTD.                      69.3%    OPENWAVE SYSTEMS INC.           -30.3%
JEFFERIES GROUP, INC.          58.8%    MACROVISION CORP.               -29.0%
NORFOLK SOUTHERN CORP.         58.5%    MERCURY COMPUTER SYSTEMS, INC   -24.7%
TELLABS, INC.                  53.8%    STEWART INFORMATION
CABOT OIL & GAS CORP.          45.1%      SERVICES CORP.                -20.0%
GEORGIA-PACIFIC CORP.          45.1%    HEADWATERS INC.                 -19.6%
ADVANCED                                SERVICEMASTER CO.               -19.0%
  MICRO DEVICES, INC.          43.0%    LIFEPOINT HOSPITALS, INC.       -16.7%

PORTFOLIO OUTLOOK:

The near term stock market performance will depend on the direction of corporate profits and interest rates. For the last several years we have enjoyed incredible improvements in profitability and falling interest rates resulting in high returns from stocks. It appears that profitability probably peaked in Q1 2006 and interest rates are heading higher. CFROIs and growth are decelerating as high energy/commodity prices and higher interest rates are slowing economic growth. Companies exposed to consumer discretionary spending, housing and lower-quality consumer credit will likely bear the brunt of the decline, while industrials exposed to global infrastructure building, defense, mining and exploration, utilities, highway and telecom spending are likely to hold up better. The portfolio reflects these fundamentals and is slightly underweight consumer discretionary, financials and technology, but overweight industrials, materials and healthcare.

Inflation is higher than the Federal Reserve's target, but we believe the aggressive interest rate increases, combined with slowing economic growth, will tame it fairly quickly. Given higher inflation and decelerating economic growth, we expect market volatility as investors struggle to price this less certain environment. Actually, we prefer the volatility associated with an uncertain environment to a market that goes straight up because it often presents more opportunities to buy great companies that are doing the right thing for long term shareholder valuation creation at attractive entry points, allowing our team to take advantage of our valuation insights, which we believe will ultimately result in excess return for the Fund.

Thank you for your continued support.

/s/Christopher Faber                    /s/Jeffrey B. Madden

Christopher Faber                       Jeffrey B. Madden
IronBridge Capital Management, L.P.     IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

     Date         Frontegra IronBridge Small Cap Fund        Russell 2000 Index
     ----         -----------------------------------        ------------------
   8/30/2002*<F30>              $100,000                         $100,000
   9/30/2002                     $95,200                          $92,819
  12/31/2002                    $106,200                          $98,534
   3/31/2003                    $104,500                          $94,108
   6/30/2003                    $130,400                         $116,152
   9/30/2003                    $136,000                         $126,696
  12/31/2003                    $152,713                         $145,095
   3/31/2004                    $160,082                         $154,179
   6/30/2004                    $162,027                         $154,900
   9/30/2004                    $159,571                         $150,479
  12/31/2004                    $181,408                         $171,683
   3/31/2005                    $166,490                         $162,520
   6/30/2005                    $175,746                         $169,543
   9/30/2005                    $189,575                         $177,506
  12/31/2005                    $188,832                         $179,516
   3/31/2006                    $210,057                         $204,544
   6/30/2006                    $200,709                         $194,266

*<F30>  8/30/02 commencement of operations.

Portfolio Total Return**<F31>
FOR THE YEAR ENDED 6/30/06

SIX MONTHS                         6.29%

ONE YEAR                          14.20%

THREE YEAR
AVERAGE ANNUAL                    15.46%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    19.93%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F31> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
June 30, 2006

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  97.5%
             Aerospace & Defense  2.0%
   104,514   Mercury Computer Systems, Inc. (a)<F32>              $  1,608,470
   113,819   Moog Inc. - Class A (a)<F32>                            3,894,886
   158,642   Orbital Sciences Corp. (a)<F32>                         2,560,482
                                                                  ------------
                                                                     8,063,838
                                                                  ------------
             Biotechnology  3.1%
    77,198   Affymetrix, Inc. (a)<F32>                               1,976,269
   266,390   Cepheid, Inc. (a)<F32>                                  2,586,647
   176,257   Exelixis, Inc. (a)<F32>                                 1,771,383
    57,929   Digene Corp. (a)<F32>                                   2,244,169
   241,292   Maxygen Inc. (a)<F32>                                   1,804,864
    38,329   Techne Corp. (a)<F32>                                   1,951,713
                                                                  ------------
                                                                    12,335,045
                                                                  ------------
             Building Products  1.8%
   136,172   Apogee Enterprises, Inc.                                2,001,728
    81,075   Universal Forest Products, Inc.                         5,085,835
                                                                  ------------
                                                                     7,087,563
                                                                  ------------
             Capital Markets  2.2%
    88,524   A.G. Edwards, Inc.                                      4,897,148
   138,864   Jefferies Group, Inc.                                   4,114,540
                                                                  ------------
                                                                     9,011,688
                                                                  ------------
             Chemicals  6.0%
   111,691   Agrium, Inc. (b)<F33>                                   2,593,465
    66,606   Albemarle Corp.                                         3,189,095
    83,920   FMC Corp.                                               5,403,609
   145,305   Lubrizol Corp.                                          5,790,404
   169,280   Methanex Corp. (b)<F33>                                 3,585,351
   145,801   Symyx Technologies, Inc. (a)<F32>                       3,521,094
                                                                  ------------
                                                                    24,083,018
                                                                  ------------
             Commercial Banks  5.9%
   126,326   Cathay General Bancorp                                  4,595,740
   125,544   Community Bank System, Inc.                             2,532,222
   150,320   First Midwest Bancorp, Inc.                             5,573,866
    16,754   Mercantile Bank Corp.                                     667,647
    80,728   Pacific Capital Bancorp                                 2,512,255
   104,827   Texas Regional Bancshares, Inc. - Class A               3,975,040
   112,780   United Bankshares, Inc.                                 4,131,131
                                                                  ------------
                                                                    23,987,901
                                                                  ------------
             Commercial Services & Supplies  3.3%
    74,575   CRA International Inc. (a)<F32>                         3,366,316
    95,177   Mobile Mini, Inc. (a)<F32>                              2,784,879
   190,582   Quanta Services, Inc. (a)<F32>                          3,302,786
    38,769   Strayer Education, Inc.                                 3,765,245
                                                                  ------------
                                                                    13,219,226
                                                                  ------------
             Communications Equipment  1.5%
    99,970   Polycom, Inc. (a)<F32>                                  2,191,342
   141,250   Tekelec (a)<F32>                                        1,744,438
    77,913   ViaSat, Inc. (a)<F32>                                   2,000,806
                                                                  ------------
                                                                     5,936,586
                                                                  ------------
             Computers & Peripherals  0.5%
    92,926   Synaptics Inc. (a)<F32>                                 1,988,616
                                                                  ------------
             Consumer Finance  0.8%
    80,119   CompuCredit Corp. (a)<F32>                              3,079,774
                                                                  ------------
             Containers & Packaging  0.7%
   147,119   Longview Fibre Co.                                      2,808,502
                                                                  ------------
             Distributors  0.9%
   288,559   Source Interlink Companies, Inc. (a)<F32>               3,433,852
                                                                  ------------
             Diversified Financial Services  1.0%
    95,174   GATX Corp.                                              4,044,895
                                                                  ------------
             Electric Utilities  0.9%
   110,232   Black Hills Corp.                                       3,784,265
                                                                  ------------
             Electrical Equipment  2.4%
   178,261   American Superconductor Corp. (a)<F32>                  1,574,045
    71,623   Intermagnetics General Corp. (a)<F32>                   1,932,389
    74,075   Thomas & Betts Corp. (a)<F32>                           3,800,047
    80,596   Woodward Governor Co.                                   2,458,984
                                                                  ------------
                                                                     9,765,465
                                                                  ------------
             Electronic Equipment & Instruments  4.9%
   406,804   Aeroflex Inc. (a)<F32>                                  4,747,403
    81,205   FLIR Systems, Inc. (a)<F32>                             1,791,382
   352,443   Kemet Corp. (a)<F32>                                    3,249,525
    82,418   Rofin-Sinar Technologies, Inc. (a)<F32>                 4,736,562
   115,873   Trimble Navigation Ltd. (a)<F32>                        5,172,571
                                                                  ------------
                                                                    19,697,443
                                                                  ------------
             Energy Equipment & Services  3.4%
    32,310   FMC Technologies, Inc. (a)<F32>                         2,179,632
   113,302   Oceaneering International, Inc. (a)<F32>                5,194,897
    79,476   Oil States International, Inc. (a)<F32>                 2,724,437
    67,174   Unit Corp. (a)<F32>                                     3,821,529
                                                                  ------------
                                                                    13,920,495
                                                                  ------------
             Food & Staples Retailing  1.0%
   145,313   BJ's Wholesale Club, Inc. (a)<F32>                      4,119,624
                                                                  ------------
             Food Products  0.9%
   124,917   Peet's Coffee & Tea Inc. (a)<F32>                       3,771,244
                                                                  ------------
             Gas Utilities  0.8%
    88,022   AGL Resources, Inc.                                     3,355,399
                                                                  ------------
             Health Care Equipment & Services  0.5%
    84,606   CNS, Inc.                                               2,072,847
                                                                  ------------
             Health Care Equipment & Supplies  5.5%
    90,704   ABIOMED, Inc. (a)<F32>                                  1,176,431
   186,141   American Medical Systems Holdings, Inc. (a)<F32>        3,099,248
    59,264   Analogic Corp.                                          2,762,295
    10,409   Intuitive Surgical, Inc. (a)<F32>                       1,227,950
    44,290   Millipore Corp. (a)<F32>                                2,789,827
   111,474   Respironics, Inc. (a)<F32>                              3,814,640
    52,660   SonoSite, Inc. (a)<F32>                                 2,055,846
   182,030   TriPath Imaging, Inc. (a)<F32>                          1,205,039
   102,356   Varian Inc. (a)<F32>                                    4,248,797
                                                                  ------------
                                                                    22,380,073
                                                                  ------------
             Health Care Providers & Services  2.6%
   102,004   Cerner Corp. (a)<F32>                                   3,785,369
    69,934   inVentiv Health Inc. (a)<F32>                           2,012,700
   162,646   Owens & Minor, Inc.                                     4,651,676
                                                                  ------------
                                                                    10,449,745
                                                                  ------------
             Health Care Technology  0.4%
   102,186   Allscripts Healthcare Solutions, Inc. (a)<F32>          1,793,364
                                                                  ------------
             Hotels, Restaurants & Leisure  1.5%
   155,260   California Pizza Kitchen, Inc. (a)<F32>                 4,266,545
   208,436   Progressive Gaming International Corp. (a)<F32>         1,625,801
                                                                  ------------
                                                                     5,892,346
                                                                  ------------
             Household Durables  0.5%
    86,071   The Yankee Candle Company, Inc.                         2,152,636
                                                                  ------------
             Household Products  0.6%
    68,570   WD-40 Co.                                               2,301,895
                                                                  ------------
             Industrial Conglomerates  0.8%
   102,747   Raven Industries, Inc.                                  3,236,530
                                                                  ------------
             Insurance  3.1%
    50,137   AmerUs Group Co.                                        2,935,522
    13,870   FBL Financial Group, Inc.                                 449,388
    72,489   The Midland Co.                                         2,753,132
    75,659   Selective Insurance Group, Inc.                         4,227,068
    60,309   Stewart Information Services Corp.                      2,189,820
                                                                  ------------
                                                                    12,554,930
                                                                  ------------
             Internet Software & Services  1.1%
   107,562   aQuantive, Inc. (a)<F32>                                2,724,545
   159,835   Openwave Systems Inc. (a)<F32>                          1,844,496
                                                                  ------------
                                                                     4,569,041
                                                                  ------------
             IT Services  1.0%
   185,213   eFunds Corp. (a)<F32>                                   4,083,947
                                                                  ------------
             Leisure Equipment & Products  3.2%
   291,047   Callaway Golf Co.                                       3,780,700
   355,800   Leapfrog Enterprises, Inc. (a)<F32>                     3,593,580
   321,662   Oakley, Inc.                                            5,420,005
                                                                  ------------
                                                                    12,794,285
                                                                  ------------
             Machinery  5.7%
    80,820   Astec Industries, Inc. (a)<F32>                         2,757,578
   114,873   IDEX Corp.                                              5,422,005
   211,990   JLG Industries, Inc.                                    4,769,775
   116,902   Kaydon Corp.                                            4,361,614
    91,018   Lincoln Electric Holdings, Inc.                         5,702,278
                                                                  ------------
                                                                    23,013,250
                                                                  ------------
             Marine  0.8%
    75,952   Alexander & Baldwin, Inc.                               3,362,395
                                                                  ------------
             Media  0.8%
    72,451   Media General, Inc.                                     3,034,972
                                                                  ------------
             Metals & Mining  1.8%
    39,460   AMCOL International Corp.                               1,039,771
   167,984   Commercial Metals Co.                                   4,317,189
    35,910   RTI International Metals, Inc. (a)<F32>                 2,005,214
                                                                  ------------
                                                                     7,362,174
                                                                  ------------
             Multi-Utilities & Unregulated Power  2.8%
   202,298   Avista Corp.                                            4,618,464
   176,525   Energen Corp.                                           6,780,325
                                                                  ------------
                                                                    11,398,789
                                                                  ------------
             Oil & Gas  2.8%
   100,469   Cabot Oil & Gas Corp.                                   4,922,981
   145,190   OMI Corp. (b)<F33>                                      3,143,363
    85,954   Southwestern Energy Co. (a)<F32>                        2,678,327
    16,340   Swift Energy Co. (a)<F32>                                 701,476
                                                                  ------------
                                                                    11,446,147
                                                                  ------------
             Pharmaceuticals  0.5%
   171,339   Connetics Corp. (a)<F32>                                2,014,947
                                                                  ------------
             Real Estate  3.4%
   238,080   Annaly Mortgage Management Inc.                         3,049,805
   119,984   Corporate Office Properties Trust                       5,048,926
   100,565   Mid-America Apartment Communities, Inc.                 5,606,499
                                                                  ------------
                                                                    13,705,230
                                                                  ------------
             Road & Rail  1.3%
   256,136   Knight Transportation, Inc.                             5,173,947
                                                                  ------------
             Semiconductor & Semiconductor Equipment  3.2%
   134,430   Cohu, Inc.                                              2,359,246
   208,051   Cypress Semiconductor Corp. (a)<F32>                    3,025,062
   136,548   Intevac, Inc. (a)<F32>                                  2,960,361
   146,595   Varian Semiconductor Equipment
               Associates, Inc. (a)<F32>                             4,780,463
                                                                  ------------
                                                                    13,125,132
                                                                  ------------
             Software  3.8%
    98,394   Manhattan Associates, Inc. (a)<F32>                     1,996,414
   116,757   MapInfo Corp. (a)<F32>                                  1,523,679
    50,780   MICROS Systems, Inc. (a)<F32>                           2,218,070
   198,756   Parametric Technology Corp. (a)<F32>                    2,526,189
    73,429   Progress Software Corp. (a)<F32>                        1,718,973
   177,648   Secure Computing Corp. (a)<F32>                         1,527,773
    90,533   THQ Inc. (a)<F32>                                       1,955,513
    99,383   Witness Systems, Inc. (a)<F32>                          2,004,555
                                                                  ------------
                                                                    15,471,166
                                                                  ------------
             Specialty Retail  2.9%
   155,511   Charming Shoppes, Inc. (a)<F32>                         1,747,944
   143,171   Men's Wearhouse, Inc.                                   4,338,081
   109,433   Stage Stores, Inc.                                      3,611,289
    48,457   Too, Inc. (a)<F32>                                      1,860,264
                                                                  ------------
                                                                    11,557,578
                                                                  ------------
             Textiles, Apparel & Luxury Goods  2.2%
    98,938   Oxford Industries, Inc.                                 3,899,147
   222,209   Wolverine World Wide, Inc.                              5,184,136
                                                                  ------------
                                                                     9,083,283
                                                                  ------------
             Thrifts & Mortgage Finance  0.7%
   177,932   Commercial Capital Bancorp, Inc.                        2,802,429
                                                                  ------------
             TOTAL COMMON STOCKS
               (Cost $343,444,772)                                 394,327,517
                                                                  ------------
Principal Amount
----------------
             SHORT TERM INVESTMENTS  1.4%
             U.S. Government Agency Issue (c)<F34>  0.5%
$2,000,000   Federal Home Loan Bank Discount Note,
               4.950%, 07/03/2006                                    1,999,479
                                                                  ------------
             Variable Rate Demand Notes (d)<F35>  0.9%
 1,723,098   American Family Financial Services Inc.,
               4.8065%, 12/31/2031                                   1,723,098
 1,785,280   Wisconsin Corporate Central Credit Union,
               5.0200%, 12/31/2031                                   1,785,280
                                                                  ------------
                                                                     3,508,378
                                                                  ------------
             TOTAL SHORT TERM INVESTMENTS
               (Cost $5,507,857)                                     5,507,857
                                                                  ------------
             TOTAL INVESTMENTS  98.9%
               (Cost $348,952,629)                                 399,835,374

             Other Assets in Excess of Liabilities  1.1%             4,383,848
                                                                  ------------
             TOTAL NET ASSETS  100.0%                             $404,219,222
                                                                  ------------
                                                                  ------------

(a)<F32>   Non-income producing.
(b)<F33>   U.S.-dollar donominated security of foreign issuer.
(c)<F34> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F35> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2006.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

ASSETS:
Investments at value (cost $348,952,629)                          $399,835,374
Cash                                                                    17,986
Interest and dividend receivable                                     1,510,906
Receivable for investments sold                                      3,491,283
Receivable for Fund shares sold                                         40,104
Other assets                                                            20,384
                                                                  ------------
Total assets                                                       404,916,037
                                                                  ------------

LIABILITIES:
Payable for Fund shares purchased                                      300,029
Accrued investment advisory fee                                        317,336
Accrued expenses                                                        79,450
                                                                  ------------
Total liabilities                                                      696,815
                                                                  ------------
NET ASSETS                                                        $404,219,222
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
Paid in capital                                                   $326,108,693
Undistributed net investment income                                    489,564
Undistributed net realized gain                                     26,738,220
Net unrealized appreciation on investments                          50,882,745
                                                                  ------------
Net Assets                                                        $404,219,222
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              22,151,288
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $18.25
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2006
                                                               -------------
INVESTMENT INCOME:
Dividends(1)<F36>                                               $ 4,205,999
Interest                                                            610,222
                                                                -----------
                                                                  4,816,221
                                                                -----------
EXPENSES:
Investment advisory fees (Note 3)                                 3,844,156
Fund administration and accounting fees                             132,554
Custody fees                                                         45,941
Federal and state registration fees                                  33,288
Legal fees                                                           30,426
Audit fees                                                           27,400
Shareholder servicing fees                                           16,008
Reports to shareholders                                               7,428
Directors' fees and related expenses                                  6,124
Chief Compliance Officer expenses                                     5,548
Other                                                                14,483
                                                                -----------
Total expenses before recapture                                   4,163,356
Expenses recaptured by Adviser (Note 3)                              65,216
                                                                -----------
Net expenses                                                      4,228,572
                                                                -----------
NET INVESTMENT INCOME                                               587,649
                                                                -----------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                 31,429,334
Change in net unrealized
  appreciation/depreciation on investments                       15,646,688
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            47,076,022
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $47,663,671
                                                                -----------
                                                                -----------

(1)<F36>  Net of $13,288 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED         YEAR ENDED
                                                    JUNE 30, 2006       JUNE 30, 2005
                                                    -------------       -------------
OPERATIONS:
Net investment income (loss)                         $    587,649        $   (627,135)
Net realized gain on investments                       31,429,334           2,422,935
Change in net unrealized
  appreciation/depreciation on investments             15,646,688          19,185,250
                                                     ------------        ------------
Net increase in net assets
  resulting from operations                            47,663,671          20,981,050
                                                     ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                       (3,758,723)        (14,468,928)
                                                     ------------        ------------
Net decrease in net assets resulting
  from distributions paid                              (3,758,723)        (14,468,928)
                                                     ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                            80,988,917         171,387,012
Shares issued to holders in
  reinvestment of distributions                         3,621,889          13,297,588
Shares redeemed                                       (43,377,633)        (17,103,906)
                                                     ------------        ------------
Net increase in net assets resulting
  from capital share transactions                      41,233,173         167,580,694
                                                     ------------        ------------

TOTAL INCREASE IN NET ASSETS                           85,138,121         174,092,816
                                                     ------------        ------------

NET ASSETS:
Beginning of year                                     319,081,101         144,988,285
                                                     ------------        ------------
End of year
  (includes undistributed net investment income
  of $489,564 and $0, respectively)                  $404,219,222        $319,081,101
                                                     ------------        ------------
                                                     ------------        ------------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                                               YEAR           YEAR           YEAR               PERIOD
                                                              ENDED          ENDED          ENDED               ENDED
                                                             JUNE 30,       JUNE 30,       JUNE 30,            JUNE 30,
                                                               2006           2005           2004        2003(1)<F37>(6)<F42>
                                                             --------       --------       --------      --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                         $16.14         $15.83         $13.04              $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                                    0.03          (0.03)         (0.04)                 --(5)<F41>
Net realized and unrealized
  gain on investments                                           2.25           1.38           3.17                3.04
                                                              ------         ------         ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                         2.28           1.35           3.13                3.04
                                                              ------         ------         ------              ------

LESS DISTRIBUTIONS PAID:
From net realized gain on investments                          (0.17)         (1.04)         (0.34)                 --
                                                              ------         ------         ------              ------
TOTAL DISTRIBUTIONS PAID                                       (0.17)         (1.04)         (0.34)                 --
                                                              ------         ------         ------              ------

NET ASSET VALUE, END OF PERIOD                                $18.25         $16.14         $15.83              $13.04
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------

TOTAL RETURN(2)<F38>                                          14.20%          8.47%         24.25%              30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                    $404,219       $319,081       $144,988             $54,074
Ratio of expenses to average net assets(3)<F39>(4)<F40>        1.10%          1.10%          1.10%               1.10%
Ratio of net investment income (loss)
  to average net assets(3)<F39>(4)<F40>                        0.15%        (0.27)%        (0.29)%             (0.07)%
Portfolio turnover rate(2)<F38>                                  60%            56%            94%                 28%

(1)<F37>   Commenced operations on August 30, 2002.
(2)<F38>   Not annualized for periods less than a full year.
(3)<F39> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses or without expenses recaptured by the Adviser, the ratio of expenses to average net assets would have been 1.08%, 1.11%, 1.21% and 2.15% and the ratio of net investment income
           (loss) to average net assets would have been 0.17%, (0.28)%, (0.40)% and (1.12)% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003 respectively.
(4)<F40>   Annualized.
(5)<F41>   Less than one cent per share.
(6)<F42>   Formerly the Frontegra Horizon Fund for the period ended June 30,
           2003.

See notes to financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

        Date         Frontegra IronBridge SMID Fund     Russell 2500 Index
        ----         ------------------------------     ------------------
     12/31/2004*<F43>           $100,000                     $100,000
      3/31/2005                  $98,100                      $96,857
      6/30/2005                 $100,000                     $101,234
      9/30/2005                 $106,700                     $106,179
     12/31/2005                 $108,615                     $108,094
      3/31/2006                 $118,744                     $120,135
      6/30/2006                 $111,022                     $114,919

*<F43>  12/31/04 commencement of operations.

Portfolio Total Return**<F44>
FOR THE YEAR ENDED 6/30/06

SIX MONTHS                         2.22%

ONE YEAR                          11.02%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     7.24%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F44> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
June 30, 2006

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  97.5%
               Aerospace & Defense  1.0%
     26,353    Ceradyne, Inc. (a)<F45>                            $  1,304,210
                                                                  ------------

               Biotechnology  3.8%
     48,640    Affymetrix, Inc. (a)<F45>                             1,245,184
      7,000    Celgene Corp. (a)<F45>                                  332,010
     29,155    Invitrogen Corp. (a)<F45>                             1,926,271
     29,480    MedImmune, Inc. (a)<F45>                                798,908
     79,400    Millennium Pharmaceuticals, Inc. (a)<F45>               791,618
                                                                  ------------
                                                                     5,093,991
                                                                  ------------
               Capital Markets  1.8%
     10,350    Affiliated Managers Group, Inc. (a)<F45>                899,311
     49,000    Jefferies Group, Inc.                                 1,451,870
                                                                  ------------
                                                                     2,351,181
                                                                  ------------
               Chemicals  6.6%
     42,253    Agrium, Inc. (b)<F46>                                   981,115
     97,389    Lubrizol Corp.                                        3,880,952
     44,404    Methanex Corp. (b)<F46>                                 940,477
     26,610    Sigma-Aldrich Corp.                                   1,932,950
     43,874    Symyx Technologies, Inc. (a)<F45>                     1,059,557
                                                                  ------------
                                                                     8,795,051
                                                                  ------------
               Commercial Banks  5.3%
     35,080    Compass Bancshares, Inc.                              1,950,448
     34,210    Marshall & Ilsley Corp.                               1,564,765
     44,920    Synovus Financial Corp.                               1,202,958
     17,910    UnionBanCal Corp.                                     1,156,807
     28,640    Wilmington Trust Corp.                                1,208,035
                                                                  ------------
                                                                     7,083,013
                                                                  ------------
               Communications Equipment  4.0%
    137,994    Avaya Inc. (a)<F45>                                   1,575,891
     92,800    Polycom, Inc. (a)<F45>                                2,034,176
    124,299    Tellabs, Inc. (a)<F45>                                1,654,420
                                                                  ------------
                                                                     5,264,487
                                                                  ------------
               Computers & Peripherals  0.7%
     44,788    Synaptics Inc. (a)<F45>                                 958,463
                                                                  ------------
               Construction & Engineering  1.5%
     50,456    InfraSource Services, Inc. (a)<F45>                     918,804
     13,870    Jacobs Engineering Group, Inc. (a)<F45>               1,104,607
                                                                  ------------
                                                                     2,023,411
                                                                  ------------
               Distributors  1.4%
     45,090    Genuine Parts Co.                                     1,878,449
                                                                  ------------
               Electric Utilities  1.0%
     34,898    Allegheny Energy, Inc. (a)<F45>                       1,293,669
                                                                  ------------
               Electrical Equipment  1.9%
     48,845    American Power Conversion Corp.                         951,989
     33,800    AMETEK, Inc.                                          1,601,444
                                                                  ------------
                                                                     2,553,433
                                                                  ------------
               Electronic Equipment & Instruments  1.6%
     47,048    Trimble Navigation Ltd. (a)<F45>                      2,100,223
                                                                  ------------
               Energy Equipment & Services  4.2%
     30,400    ENSCO International Inc.                              1,399,008
     39,240    Helix Energy Solutions Group Inc. (a)<F45>            1,583,726
     43,243    Pride International, Inc. (a)<F45>                    1,350,479
     21,910    Unit Corp. (a)<F45>                                   1,246,460
                                                                  ------------
                                                                     5,579,673
                                                                  ------------
               Food & Staples Retailing  0.9%
     41,134    BJ's Wholesale Club, Inc. (a)<F45>                    1,166,149
                                                                  ------------
               Food Products  1.3%
     47,766    Hormel Foods Corp.                                    1,774,029
                                                                  ------------
               Health Care Equipment & Supplies  5.9%
     15,385    Becton, Dickinson & Co.                                 940,485
     12,314    Intuitive Surgical, Inc. (a)<F45>                     1,452,682
     17,620    Millipore Corp. (a)<F45>                              1,109,884
     81,581    PerkinElmer, Inc.                                     1,705,043
     35,630    Respironics, Inc. (a)<F45>                            1,219,259
     41,330    Thermo Electron Corp. (a)<F45>                        1,497,799
                                                                  ------------
                                                                     7,925,152
                                                                  ------------
               Health Care Providers & Services  3.5%
     55,040    Cerner Corp. (a)<F45>                                 2,042,535
     95,345    IMS Health Inc.                                       2,560,013
                                                                  ------------
                                                                     4,602,548
                                                                  ------------
               Household Durables  3.2%
     27,474    Harman International Industries, Inc.                 2,345,455
     41,507    The Stanley Works                                     1,959,961
                                                                  ------------
                                                                     4,305,416
                                                                  ------------
               Insurance  3.3%
     42,000    Nationwide Financial Services Inc. - Class A          1,851,360
     30,380    SAFECO Corp.                                          1,711,913
     23,797    Stewart Information Services Corp.                      864,069
                                                                  ------------
                                                                     4,427,342
                                                                  ------------
               Internet & Catalog Retail  1.1%
     54,075    IAC/InterActiveCorp (a)<F45>                          1,432,447
                                                                  ------------
               Internet Software & Services  2.4%
    108,521    Digitas Inc. (a)<F45>                                 1,261,014
     57,940    Openwave Systems Inc. (a)<F45>                          668,627
     52,892    VeriSign, Inc. (a)<F45>                               1,225,508
                                                                  ------------
                                                                     3,155,149
                                                                  ------------
               IT Services  1.2%
     75,220    eFunds Corp. (a)<F45>                                 1,658,601
                                                                  ------------
               Leisure Equipment & Products  0.6%
     75,645    Leapfrog Enterprises, Inc. (a)<F45>                     764,015
                                                                  ------------
               Machinery  7.9%
     48,500    IDEX Corp.                                            2,289,200
     37,440    ITT Industries, Inc.                                  1,853,280
     68,570    JLG Industries, Inc.                                  1,542,825
     29,530    Oshkosh Truck Corp.                                   1,403,266
     22,830    Parker Hannifin Corp.                                 1,771,608
     34,229    The Toro Co.                                          1,598,494
                                                                  ------------
                                                                    10,458,673
                                                                  ------------
               Marine  1.4%
     43,377    Alexander & Baldwin, Inc.                             1,920,300
                                                                  ------------
               Media  1.3%
     19,540    Getty Images, Inc. (a)<F45>                           1,240,985
     12,683    Media General, Inc.                                     531,291
                                                                  ------------
                                                                     1,772,276
                                                                  ------------
               Metals & Mining  1.3%
      6,490    IPSCO, Inc.                                             621,028
     31,474    Massey Energy Co.                                     1,133,064
                                                                  ------------
                                                                     1,754,092
                                                                  ------------
               Oil & Gas  3.1%
     23,010    Cabot Oil & Gas Corp.                                 1,127,490
     42,500    Chesapeake Energy Corp.                               1,285,625
     39,640    Teekay Shipping Corp. (b)<F46>                        1,658,538
                                                                  ------------
                                                                     4,071,653
                                                                  ------------
               Paper & Forest Products  2.2%
     42,310    Louisiana-Pacific Corp.                                 926,589
     51,718    Rayonier Inc.                                         1,960,629
                                                                  ------------
                                                                     2,887,218
                                                                  ------------
               Pharmaceuticals  0.8%
     22,850    Barr Pharmaceuticals Inc. (a)<F45>                    1,089,717
                                                                  ------------

               Real Estate  4.5%
     40,542    Forest City Enterprises, Inc.                         2,023,451
     42,460    ProLogis                                              2,213,015
     37,165    The St. Joe Co.                                       1,729,659
                                                                  ------------
                                                                     5,966,125
                                                                  ------------
               Semiconductor & Semiconductor Equipment  2.4%
     49,222    Advanced Micro Devices, Inc. (a)<F45>                 1,202,001
     60,380    Varian Semiconductor Equipment
                 Associates, Inc. (a)<F45>                           1,968,992
                                                                  ------------
                                                                     3,170,993
                                                                  ------------
               Software  5.8%
    113,985    Cadence Design Systems, Inc. (a)<F45>                 1,954,843
     42,921    Citrix Systems, Inc. (a)<F45>                         1,722,849
     57,636    Internet Security Systems, Inc. (a)<F45>              1,086,438
     26,630    Intuit, Inc. (a)<F45>                                 1,608,186
    106,740    Parametric Technology Corp. (a)<F45>                  1,356,665
                                                                  ------------
                                                                     7,728,981
                                                                  ------------
               Specialty Retail  2.4%
     59,634    Men's Wearhouse, Inc.                                 1,806,910
     24,434    Tractor Supply Co. (a)<F45>                           1,350,467
                                                                  ------------
                                                                     3,157,377
                                                                  ------------
               Telecommunication Services  1.3%
     46,280    Amdocs Ltd. (a)<F45>                                  1,693,848
                                                                  ------------
               Textiles, Apparel & Luxury Goods  2.4%
     43,510    Phillips-Van Heusen Corp.                             1,660,342
     67,003    Wolverine World Wide, Inc.                            1,563,180
                                                                  ------------
                                                                     3,223,522
                                                                  ------------
               Trading Companies & Distributors  1.3%
     69,353    Applied Industrial Technologies, Inc.                 1,685,971
                                                                  ------------
               Water Utilities  1.2%
     69,205    Aqua America Inc.                                     1,577,182
                                                                  ------------
               TOTAL COMMON STOCKS
                 (Cost $126,998,994)                               129,648,030
                                                                  ------------
Principal Amount
----------------
               SHORT TERM INVESTMENTS  4.3%
               U.S. Government Agency Issue (c)<F47>  3.1%
 $4,100,000    Federal Home Loan Bank Discount Note,
                 4.950%, 07/03/2006                                  4,098,932
                                                                  ------------
               Variable Rate Demand Notes (d)<F48>  1.2%
    789,230    American Family Financial Services Inc.,
                 4.8065%, 12/31/2031                                   789,230
    876,469    Wisconsin Corporate Central Credit Union,
                 5.0200%, 12/31/2031                                   876,469
                                                                  ------------
                                                                     1,665,699
                                                                  ------------
               TOTAL SHORT TERM INVESTMENTS
                 (Cost $5,764,631)                                   5,764,631
                                                                  ------------
               TOTAL INVESTMENTS  101.8%
                 (Cost $132,763,625)                               135,412,661

               Liabilities in Excess of Other Assets  (1.8)%        (2,354,281)
                                                                  ------------
               TOTAL NET ASSETS  100.0%                           $133,058,380
                                                                  ------------
                                                                  ------------

(a)<F45>   Non-income producing.
(b)<F46>   U.S.-dollar donominated security of foreign issuer.
(c)<F47> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F48> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2006.

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

ASSETS:
Investments at value (cost $132,763,625)                          $135,412,661
Cash                                                                     4,144
Interest and dividend receivable                                        75,601
Receivable for investments sold                                        405,060
Receivable for Fund shares sold                                      1,100,000
Other assets                                                            15,590
                                                                  ------------
Total assets                                                       137,013,056
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                    3,790,591
Payable for Fund shares purchased                                       48,603
Accrued investment advisory fee                                         66,420
Accrued expenses                                                        49,062
                                                                  ------------
Total liabilities                                                    3,954,676
                                                                  ------------
NET ASSETS                                                        $133,058,380
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
Paid in capital                                                   $128,236,383
Undistributed net investment income                                    110,989
Undistributed net realized gain                                      2,061,972
Net unrealized appreciation on investments                           2,649,036
                                                                  ------------
NET ASSETS                                                        $133,058,380
                                                                  ------------
                                                                  ------------
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              12,015,691
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $11.07
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2006
                                                               -------------
INVESTMENT INCOME:
Dividends(1)<F49>                                                $  844,347
Interest                                                            152,363
                                                                 ----------
                                                                    996,710
                                                                 ----------
EXPENSES:
Investment advisory fees (Note 3)                                   688,097
Fund administration and accounting fees                              46,294
Federal and state registration fees                                  36,805
Legal fees                                                           28,088
Audit fees                                                           27,700
Custody fees                                                         23,672
Shareholder servicing fees                                           11,751
Directors' fees and related expenses                                  6,125
Chief Compliance Officer expenses                                     5,548
Reports to shareholders                                               1,876
Other                                                                 2,263
                                                                 ----------
Total expenses before waiver                                        878,219
Waiver of expenses by Adviser (Note 3)                             (109,169)
                                                                 ----------
Net expenses                                                        769,050
                                                                 ----------
NET INVESTMENT INCOME                                               227,660
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  2,671,035
Change in net unrealized
  appreciation/depreciation on investments                        1,603,263
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             4,274,298
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $4,501,958
                                                                 ----------
                                                                 ----------

(1)<F49>  Net of $3,584 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          PERIOD ENDED
                                                         JUNE 30, 2006    JUNE 30, 2005(1)<F50>
                                                         -------------    ---------------------
OPERATIONS:
Net investment income                                     $    227,660         $   110,269
Net realized gain (loss) on investments                      2,671,035            (634,038)
Change in net unrealized
  appreciation/depreciation on investments                   1,603,263           1,045,773
                                                          ------------         -----------
Net increase in net assets
  resulting from operations                                  4,501,958             522,004
                                                          ------------         -----------
DISTRIBUTIONS
  PAID FROM:
Net investment income                                         (201,965)                 --
                                                          ------------         -----------
Net decrease in net assets resulting
  from distributions paid                                     (201,965)                 --
                                                          ------------         -----------
CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                 91,416,841          41,338,779
Shares issued to holders in
  reinvestment of distributions                                162,875                  --
Shares redeemed                                             (4,459,042)           (223,070)
                                                          ------------         -----------
Net increase in net assets resulting
  from capital share transactions                           87,120,674          41,115,709
                                                          ------------         -----------
TOTAL INCREASE IN NET ASSETS                                91,420,667          41,637,713
                                                          ------------         -----------
NET ASSETS:
Beginning of period                                         41,637,713                  --
                                                          ------------         -----------
End of period
  (includes undistributed net investment income
  of $110,989 and $110,269, respectively)                 $133,058,380         $41,637,713
                                                          ------------         -----------
                                                          ------------         -----------

(1)<F50>  Commenced operations on December 31, 2004.

See notes to financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

                                                                    YEAR               PERIOD
                                                                   ENDED               ENDED
                                                                  JUNE 30,            JUNE 30,
                                                                    2006            2005(1)<F51>
                                                                  --------          ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $10.00              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                                0.06(5)<F55>        0.04(5)<F55>
Net realized and unrealized
  gain (loss) on investments                                         1.04               (0.04)
                                                                   ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                              1.10                0.00
                                                                   ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                                          (0.03)                 --
                                                                   ------              ------
TOTAL DISTRIBUTIONS PAID                                            (0.03)                 --
                                                                   ------              ------

NET ASSET VALUE, END OF PERIOD                                     $11.07              $10.00
                                                                   ------              ------
                                                                   ------              ------
TOTAL RETURN(2)<F52>                                               11.02%               0.00%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                         $133,058             $41,638
Ratio of expenses to average net assets(3)<F53>(4)<F54>             0.95%               0.95%
Ratio of net investment income
  to average net assets(3)<F53>(4)<F54>                             0.28%               0.89%
Portfolio turnover rate(2)<F52>                                       91%                 44%

(1)<F51>   Commenced operations on December 31, 2004.
(2)<F52>   Not annualized for periods less than a full year.
(3)<F53> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.08% and 1.49% and the ratio of net investment income to average net assets would have been 0.15% and 0.35% for the periods ended June 30, 2006 and June 30, 2005, respectively.
(4)<F54>   Annualized.
(5)<F55> Per share net investment income has been calculated using the daily average share method.

See notes to financial statements.

                                   FRONTEGRA
                             NEW STAR INTERNATIONAL
                                  EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

Dear Fellow Shareholders:

The Frontegra New Star International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States. The objective is relative to and measured against the Morgan Stanley Capital International EAFE Index.

PERFORMANCE REVIEW

The Frontegra New Star International Equity Fund returned 19.36%, net of fees, for the one year period ending June 30, 2006. The Fund's return trailed the 27.18% return of its benchmark, the MSCI EAFE Index.

EXECUTIVE SUMMARY

Driven by easy money conditions outside the U.S. and fueled by an insatiable appetite for risk at the market and stock level, international stock markets have performed strongly over the last year. This has resulted in continued strength in emerging markets, the outperformance of mid-caps over the large-caps and another year in which cyclical stocks beat non-cyclicals.

As a manager that focuses on larger cap high ROIC (Return On Invested Capital) companies, this made the last twelve months very difficult. We could see in the middle of last year that monetary conditions were generally very favorable for equities but that there were worrying signs on the horizon. How much longer before the ECB (European Central Bank) and the BOJ (Bank of Japan) were forced to raise interest rates by the strength in their domestic economieso Surely investors would begin to position themselves more cautiously as the year end approached?

Investors in fact seem to have become more emboldened as the year progressed. The prospect of rising rates did not appear to deter, in fact the increased allocations to global hedge funds drove the mania on. Emerging markets had another stunning year and European and Japanese mid-caps had a significant re-rating relative to the large cap peers. It was not just the hedge funds; LBO activity in Europe was strong driven by the exceptionally low bond yields.

This was not all driven by liquidity. Cyclical companies are trading on historically high margins and valuations but this was supported by earnings revisions which consistently surprised on the upside. Many high ROIC businesses delivered excellent results but they were over shadowed by their cyclical counterparts. Investors are unwilling to pay a premium for these higher ROIC companies until they lose confidence in these cyclical and mid-cap names. The question is when will that be?

We believe that change in view is not far away. The Japanese have ended quantitative easing and have started to push short-term rates up, as the economy finally normalizes. The ECB has been raising interest rates in the first half of this year, concerned about inflationary pressures. U.S. growth finally appears to have slowed as the Federal Reserve's actions seemed to have had the desired effect. Earnings momentum in most markets appears to be peaking, and the headwinds are likely to increase in the short term.

The U.S. dollar has generally been weak over the last year. The fiscal and trade deficits continue to weigh heavily on sentiment even if short-term interest rate increases have been supportive. Looking out over the next year, rate increases are likely to be less supportive for the U.S. dollar and there is no sign of a marked improvement in the twin deficits. Therefore, we would expect the U.S. dollar to remain under pressure.

PORTFOLIO OUTLOOK AND STRATEGY

We maintain the view that as earnings momentum slows and more and more companies disappoint, then investors will turn to the cheaper large cap names. Those sectors that have led the market over the last two years are likely to underperform. That means many industrial and materials companies will likely struggle and laggards like healthcare and IT should perform better.

We continue to favor European healthcare, technology, insurance and oil companies. All these areas are producing good earnings growth, yet all bar pharmaceuticals performed poorly so far this year. If the upgrades keep coming, we are confident these shares offer high ROICs for modest valuations.

The Tokyo market has been a disappointment in the May sell-off, indicating that the preceding rally was reliant on overseas investor interest. We are overweight sectors that will benefit from a continued revival in Japan, both in consumer activity and in financial markets. We expect the analytical community to under-estimate the leverage in a profits recovery after a 15 year slump. That said, local liquidity generation is not positive enough to justify an overweight position relative to Europe.

Elsewhere, we still like valuations in China and remain overweight Emerging Markets in general, although the exposure is less than last year.

/s/Richard Lewis

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

                        Frontegra New Star            Morgan Stanley Capital
      Date           International Equity Fund       International EAFE Index
      ----           -------------------------       ------------------------
     1/8/2004*<F56>          $100,000                        $100,000
    3/31/2004                $100,600                        $101,609
    6/30/2004                $100,100                        $102,052
    9/30/2004                 $99,900                        $101,861
   12/31/2004                $111,907                        $117,515
    3/31/2005                $112,008                        $117,420
    6/30/2005                $111,204                        $116,586
    9/30/2005                $120,345                        $128,786
   12/31/2005                $123,206                        $134,118
    3/31/2006                $133,245                        $146,850
    6/30/2006                $132,738                        $148,278

*<F56>  1/08/04 commencement of operations.

Portfolio Total Return**<F57>
FOR THE YEAR ENDED 6/30/06

SIX MONTHS                         7.65%

ONE YEAR                          19.27%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    12.09%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F57> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2006

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  97.2%
               Australia  3.1%
    226,000    Orica Ltd.                                         $  4,012,113
    323,980    Publishing & Broadcasting Ltd.                        4,384,062
     90,556    Rio Tinto Ltd.                                        5,235,345
    182,000    Westfield Group                                       2,343,789
     22,283    Woodside Petroleum Ltd.                                 728,576
                                                                  ------------
                                                                    16,703,885
                                                                  ------------
               Belgium  1.1%
    176,200    Fortis                                                5,999,314
                                                                  ------------
               China  0.9%
  3,166,000    China Petroleum & Chemical
                 Corp. (Sinopec) - Class H                           1,814,081
  4,369,000    Yanzhou Coal Mining Co. - Class H                     3,234,713
                                                                  ------------
                                                                     5,048,794
                                                                  ------------
               Denmark  1.2%
    161,993    Danske Bank A/S                                       6,166,559
                                                                  ------------
               France  16.3%
    519,214    Alcatel SA (a)<F58>                                   6,587,881
     68,100    Alstom (a)<F58>                                       6,223,533
    220,700    Axa                                                   7,243,470
    116,011    Bouygues SA                                           5,965,034
     97,896    CapGemini SA                                          5,588,297
     97,300    Carrefour SA                                          5,704,862
     53,300    Lafarge SA                                            6,691,218
     15,529    LVMH Moet Hennessy Louis Vuitton SA                   1,541,320
     92,921    Sanofi-Aventis                                        9,068,304
    174,900    Suez SA                                               7,270,442
     99,827    Technip SA                                            5,528,707
    190,176    Total SA                                             12,514,940
    190,319    Vivendi                                               6,669,916
                                                                  ------------
                                                                    86,597,924
                                                                  ------------
               Germany  7.6%
     47,200    Allianz AG                                            7,452,822
     69,700    Bayerische Motoren Werke (BMW) AG                     3,480,409
    186,616    Commerzbank AG                                        6,776,445
     75,977    E.ON AG                                               8,746,057
     22,300    Fresenius Medical Care AG                             2,549,941
    107,222    Metro AG                                              6,085,006
     26,300    SAP AG (Systeme, Anwendungen,
                 Produkte in der Datenverarbeitung)                  5,547,075
                                                                  ------------
                                                                    40,637,755
                                                                  ------------
               Greece  1.0%
    206,892    Alpha Bank A.E.                                       5,154,901
                                                                  ------------
               Hong Kong  4.0%
    388,000    Cheung Kong (Holdings) Ltd.                           4,204,087
    148,964    China Mobile (Hong Kong) Ltd. - ADR                   4,261,860
  5,437,000    Guangdong Investment Ltd.                             2,082,726
    512,000    Sun Hung Kai Properties Ltd.                          5,221,328
    515,000    Television Broadcasts Ltd.                            3,182,983
    630,000    Wharf Holdings Ltd.                                   2,238,904
                                                                  ------------
                                                                    21,191,888
                                                                  ------------
               Italy  3.5%
    397,181    Eni SPA                                              11,699,575
    862,899    UniCredito Italiano SPA                               6,754,591
                                                                  ------------
                                                                    18,454,166
                                                                  ------------
               Japan  19.7%
    521,500    Aeon Co. Ltd.                                        11,438,002
    225,000    Daiwa House Industry Co., Ltd.                        3,597,955
    121,000    KANEKA CORP.                                          1,099,615
    177,000    Kao Corp.                                             4,632,253
     16,720    Keyence Corp.                                         4,269,123
        398    Millea Holdings, Inc.                                 7,407,725
    561,000    Mitsui Sumitomo Insurance Co., Ltd.                   7,044,364
    112,700    Murata Manufacturing Co., Ltd.                        7,317,031
    376,500    Nikko Cordial Corp.                                   4,816,463
    897,000    NIPPON OIL CORP.                                      6,552,709
    253,200    Nomura Holdings, Inc.                                 4,745,841
      2,284    NTT DoCoMo, Inc.                                      3,352,953
    195,600    OMRON CORP.                                           4,982,296
    138,500    SECOM CO., LTD.                                       6,547,405
    506,000    Sekisui House, Ltd.                                   6,946,225
    256,000    Sharp Corp.                                           4,044,460
    887,000    Shinsei Bank, Ltd.                                    5,619,320
    944,000    The Sumitomo Trust & Banking Co., Ltd.               10,311,080
                                                                  ------------
                                                                   104,724,820
                                                                  ------------
               Netherlands  4.5%
     98,263    Akzo Nobel NV                                         5,298,809
    266,660    ASML Holding NV (a)<F58>                              5,402,574
    197,700    ING Groep NV                                          7,770,642
    222,405    Wolters Kluwer NV                                     5,254,110
                                                                  ------------
                                                                    23,726,135
                                                                  ------------
               Norway  0.9%
      5,949    Orkla ASA                                               275,713
    156,000    Statoil ASA                                           4,423,204
                                                                  ------------
                                                                     4,698,917
                                                                  ------------
               Russia  1.5%
     46,900    LUKOIL - ADR                                          3,920,840
    128,700    Mobile TeleSystems - ADR                              3,788,928
                                                                  ------------
                                                                     7,709,768
                                                                  ------------
               Singapore  1.2%
    356,000    Great Eastern Holdings Ltd.                           3,576,081
    305,000    United Overseas Bank Ltd.                             3,005,970
                                                                  ------------
                                                                     6,582,051
                                                                  ------------
               Spain  1.9%
    309,710    Banco Bilbao Vizcaya Argentaria, SA                   6,369,846
    197,006    Indra Sistemas, SA                                    3,867,902
                                                                  ------------
                                                                    10,237,748
                                                                  ------------
               Sweden  0.7%
    187,300    Securitas AB - Class B                                3,591,538
                                                                  ------------
               Switzerland  6.3%
    184,898    Novartis AG                                          10,012,063
     73,800    Roche Holding AG                                     12,199,894
     46,932    UBS AG                                                5,144,074
     27,138    Zurich Financial Services AG                          5,949,028
                                                                  ------------
                                                                    33,305,059
                                                                  ------------
               Thailand  1.3%
  1,539,000    Advanced Info Service Public Co. Ltd.                 3,633,526
  1,321,700    Bangkok Bank Public Co. Ltd.                          3,536,553
                                                                  ------------
                                                                     7,170,079
                                                                  ------------
               United Kingdom  20.5%
     36,920    AstraZeneca plc                                       2,228,431
    422,000    Aviva plc                                             5,973,723
  1,074,000    BAE Systems plc                                       7,343,445
    461,000    Barclays plc                                          5,238,539
    537,000    British Sky Broadcasting Group plc                    5,695,018
    413,000    EMAP plc                                              6,503,125
    479,943    EMI Group plc                                         2,695,835
    438,000    GlaxoSmithKline plc                                  12,238,438
    650,000    HSBC Holdings plc                                    11,436,932
  3,272,000    Legal & General Group plc                             7,759,935
    428,725    National Grid plc                                     4,637,908
 22,881,304    Rolls-Royce Group plc - Class B                          42,736
    752,000    Rolls-Royce Group plc (a)<F58>                        5,757,124
    385,000    Royal Dutch Shell plc - Class A                      12,957,450
    276,000    Scottish & Newcastle plc                              2,601,679
    291,000    Smiths Group plc                                      4,794,663
  5,146,000    Vodafone Group plc                                   10,967,260
                                                                  ------------
                                                                   108,872,241
                                                                  ------------
               TOTAL COMMON STOCKS
                 (Cost $471,859,776)                               516,573,542
                                                                  ------------
               RIGHTS  0.0%
               France  0.0%
     47,544    Arkema Rights                                           186,691
                                                                  ------------
                                                                       186,691
                                                                  ------------
               TOTAL RIGHTS
                 (Cost $152,619)                                       186,691
                                                                  ------------
               SHORT TERM INVESTMENT  1.5%
               Investment Company  1.5%
  7,913,275    First American Prime Obligations Fund - Class A       7,913,275
                                                                  ------------
               TOTAL SHORT TERM INVESTMENT
                 (Cost $7,913,275)                                   7,913,275
                                                                  ------------
               TOTAL INVESTMENTS  98.7%
                 (Cost $479,925,670)                               524,673,508

               Other Assets in Excess of Liabilities  1.3%           6,647,738
                                                                  ------------
               TOTAL NET ASSETS  100.0%                           $531,321,246
                                                                  ------------
                                                                  ------------

(a)<F58>  Non-income producing.
ADR - American Depositary Receipt
As of June 30, 2006, the currency diversification as a percentage of net assets was as follows:
     Euro                             35.9%
     British Pounds                   20.5%
     Japanese Yen                     19.7%
     Swiss Francs                      6.3%
     Other                            17.6%*<F59>
                                      -----
                                       100%
                                      -----
                                      -----

*<F59> None of the remaining currencies (comprised of seven other currencies) exceeds 5% each of net assets.

See notes to financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
June 30, 2006

                                                     Value           Percentage
                                                     -----           ----------
Aerospace/Defense                                 $ 13,143,305            2.5%
Automobiles                                          3,480,409            0.6%
Beverages                                            2,601,679            0.5%
Capital Markets                                     14,706,378            2.8%
Chemicals                                           10,597,228            2.0%
Commercial Banks                                    70,370,738           13.2%
Commercial Services & Supplies                      10,138,943            1.9%
Communications Equipment                             6,587,881            1.2%
Construction Materials                               6,691,218            1.3%
Diversified Financial Services                      13,769,956            2.6%
Electric Utilities                                  13,383,965            2.5%
Electronic Equipment & Instruments                  16,568,450            3.1%
Energy Equipment & Services                          5,528,707            1.0%
Food & Staples Retailing                            23,227,870            4.4%
Health Care Providers & Services                     2,549,941            0.5%
Household Durables                                  14,588,640            2.7%
Household Products                                   4,632,253            0.9%
Industrial Conglomerates                             5,070,376            0.9%
Information Technology Services                      9,456,200            1.8%
Insurance                                           52,407,147            9.9%
Machinery                                            6,223,533            1.2%
Media                                               34,385,049            6.5%
Metals & Mining                                      5,235,346            1.0%
Multi-Utilities                                      7,270,442            1.4%
Oil, Gas & Consumable Fuels                         57,846,086           10.9%
Pharmaceuticals                                     45,747,130            8.6%
Real Estate Management & Development                14,008,108            2.6%
Semiconductors & Semiconductor Equipment             5,402,574            1.0%
Software                                             5,547,075            1.0%
Textiles, Apparel & Luxury Goods                     1,541,320            0.3%
Water Utilities                                      2,082,726            0.4%
Wireless Telecommunication Services                 31,969,560            6.0%
                                                  ------------           -----
TOTAL COMMON STOCKS AND RIGHTS                     516,760,233           97.2%
TOTAL SHORT-TERM INVESTMENTS                         7,913,275            1.5%
                                                  ------------           -----
TOTAL INVESTMENTS                                  524,673,508           98.7%
Other Assets, Less Liabilities                       6,647,738            1.3%
                                                  ------------           -----
TOTAL NET ASSETS                                  $531,321,246            100%
                                                  ------------           -----
                                                  ------------           -----

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

ASSETS:
Investments at value (cost $479,925,670)                          $524,673,508
Foreign currencies at value (cost $6,367,791)                        6,419,314
Interest and dividend receivable                                     1,413,464
Receivable for Fund shares sold                                         53,324
Other assets                                                            15,739
                                                                  ------------
Total assets                                                       532,575,349
                                                                  ------------
LIABILITIES:
Payable for investments purchased                                      852,830
Payable for Fund shares purchased                                       14,790
Accrued investment advisory fee                                        225,050
Accrued expenses                                                       161,433
                                                                  ------------
Total liabilities                                                    1,254,103
                                                                  ------------
NET ASSETS                                                        $531,321,246
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
Paid in capital                                                   $474,298,109
Undistributed net investment income                                  6,715,313
Undistributed net realized gain                                      5,512,783
Net unrealized appreciation on:
     Investments                                                    44,732,023
     Foreign currency                                                   63,018
                                                                  ------------
Net Assets                                                        $531,321,246
                                                                  ------------
                                                                  ------------
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              40,610,717
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $13.08
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2006
                                                               -------------
INVESTMENT INCOME:
Dividends(1)<F60>                                               $ 9,347,200
Interest                                                            419,064
                                                                -----------
                                                                  9,766,264
                                                                -----------
EXPENSES:
Investment advisory fees (Note 3)                                 3,450,717
Custody fees                                                        215,423
Fund administration and accounting fees                             142,013
Federal and state registration fees                                  67,060
Legal fees                                                           35,724
Audit fees                                                           26,600
Shareholder servicing fees                                           11,508
Directors' fees and related expenses                                  6,126
Chief Compliance Officer expenses                                     5,522
Reports to shareholders                                               2,923
Other                                                                 9,205
                                                                -----------
Total expenses before waiver                                      3,972,821
Waiver of expenses by Adviser (Note 3)                           (1,248,571)
                                                                -----------
Net expenses                                                      2,724,250
                                                                -----------
NET INVESTMENT INCOME                                             7,042,014
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on:
     Investments                                                  5,641,146
     Foreign currency transactions                                  429,294
Change in net unrealized
  appreciation/depreciation on:
     Investments                                                 39,629,627
     Foreign currency translation                                    91,550
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            45,791,617
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $52,833,631
                                                                -----------
                                                                -----------

(1)<F60>  Net of $1,018,535 in foreign withholding taxes.

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 2006       JUNE 30, 2005
                                                         -------------       -------------
OPERATIONS:
Net investment income                                     $  7,042,014        $  1,609,012
Net realized gain (loss) on:
   Investments                                               5,641,146           1,437,638
   Foreign currency transactions                               429,294            (283,705)
Change in net unrealized appreciation/depreciation on:
   Investments                                              39,629,627           4,982,921
   Foreign currency translation                                 91,550             (30,905)
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                 52,833,631           7,714,961
                                                          ------------        ------------

DISTRIBUTIONS
   PAID FROM:
Net investment income                                       (2,078,944)            (97,435)
Net realized gain on investments                            (1,246,828)           (299,254)
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (3,325,772)           (396,689)
                                                          ------------        ------------
CAPITAL SHARE
   TRANSACTIONS:
Shares sold                                                353,446,231         119,059,980
Shares issued to holders in
  reinvestment of distributions                              2,853,747             387,660
Shares redeemed                                            (11,964,291)         (1,418,173)
                                                          ------------        ------------
Net increase in net assets resulting
  from capital share transactions                          344,335,687         118,029,467
                                                          ------------        ------------
TOTAL INCREASE IN NET ASSETS                               393,843,546         125,347,739
                                                          ------------        ------------
NET ASSETS:
Beginning of year                                          137,477,700          12,129,961
                                                          ------------        ------------
End of year
  (includes undistributed net investment income
  of $6,715,313 and $1,322,949, respectively)             $531,321,246        $137,477,700
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

                                                               YEAR             YEAR             PERIOD
                                                              ENDED             ENDED            ENDED
                                                             JUNE 30,         JUNE 30,          JUNE 30,
                                                               2006             2005          2004(1)<F61>
                                                             --------         --------        ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                         $11.07           $10.03            $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income(5)<F65>                                   0.31             0.21              0.09
Net realized and unrealized
  gain (loss) on investments                                    1.81             0.87             (0.08)
                                                              ------           ------            ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                         2.12             1.08              0.01
                                                              ------           ------            ------
LESS DISTRIBUTIONS PAID:
From net investment income                                     (0.07)           (0.01)               --
From net realized gain on investments                          (0.04)           (0.03)               --
                                                              ------           ------            ------
TOTAL DISTRIBUTIONS PAID                                       (0.11)           (0.04)               --
                                                              ------           ------            ------
Payment by Affiliates                                             --               --              0.02
                                                              ------           ------            ------
NET ASSET VALUE, END OF PERIOD                                $13.08           $11.07            $10.03
                                                              ------           ------            ------
                                                              ------           ------            ------
TOTAL RETURN(2)<F62>                                          19.27%           10.87%             0.30%(6)<F66>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                    $531,321         $137,478           $12,130
Ratio of expenses to average net assets(3)<F63>(4)<F64>        0.75%            0.95%             0.95%
Ratio of net investment income
  to average net assets(3)<F63>(4)<F64>                        1.94%            1.96%             2.01%
Portfolio turnover rate(2)<F62>                                  35%              44%               17%

(1)<F61>   Commenced operations on January 8, 2004.
(2)<F62>   Not annualized for periods less than a full year.
(3)<F63> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.09%, 1.31% and 4.41% and the ratio of net investment income (loss) to average net assets would have been 1.60%, 1.60% and (1.45)% for the periods ended June 30, 2006, June 30, 2005 and June 30, 2004, respectively.
(4)<F64>   Annualized.
(5)<F65> Per share net investment income has been calculated using the daily average share method.
(6)<F66> During the period ended June 30, 2004, 0.20% of the Fund's total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

See notes to financial statements.

                                   FRONTEGRA
                                NETOLS SMALL CAP
                                   VALUE FUND

REPORT FROM NETOLS
ASSET MANAGEMENT:

Dear Fellow Shareholders:

Since its inception on December 16, 2005, the Frontegra Netols Small Cap Value Fund has underperformed the benchmark after fees, returning 2.90% compared to 8.85% for the Russell 2000 Value Index.

PORTFOLIO REVIEW

Positive earnings momentum was again the predominant market driver in the second calendar quarter of 2006. The market continued to narrow, as the flight to perceived quality accelerated in the quarter. Additionally, investors began to recognize the signs of inflation in the economy led by wages, energy and raw material price increases. These factors drew investor focus to the Federal Reserve, as the fear of inflation and future rate increases drove stocks downward. The Russell 2000 Value Index was down 2.7% for the period. The second calendar quarter was the third busiest on record for mergers and acquisitions, led by energy and telecomm services sectors. Even with this increased level of M&A activity, telecomm services underperformed all sectors except for information technology in the quarter. This reaffirms the notion that the market is focused on earnings momentum and ignoring other attractive investment opportunities.

The current portfolio should perform best under a steady economic environment with continued interest rate increases keeping inflationary pressures in check. Visibility into a longer than anticipated economic cycle should broaden out the market, provide more relative upside for industrials, and relative underperformance for financials.

The current portfolio would be challenged if the economy weakened causing the short end of the interest rate curve to decline. This would most likely cause a sell-off in the industrial cyclicals and relative strength in utilities and select financials.

POSITIVE CONTRIBUTIONS TO RELATIVE PERFORMANCE:

Stock selection in telecomm services, consumer staples and financials

Underweight in information technology sector

Best performing stocks for the quarter: First Marblehead Corp., Serologicals Corp., Availl Inc., Visteon Corp. and Varian Semiconductor

NEGATIVE CONTRIBUTIONS TO RELATIVE PERFORMANCE:

Overweight in healthcare negatively impacted performance

Worst performing stocks for the quarter: Rotech Healthcare Inc., Par Pharmaceutical Companies Inc., Fleetwood Enterprises Inc., iPass Inc. and Modtech Holdings Inc.

Thank you for your continued support.

/s/Jeff Netols

Jeff Netols
Netols Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

                         Frontegra Netols
        Date           Small Cap Value Fund          Russell 2000 Value Index
        ----           --------------------          ------------------------
     12/16/2005*<F67>        $100,000                       $100,000
     12/31/2005               $98,900                        $98,570
      1/31/2006              $107,400                       $106,722
      2/28/2006              $107,400                       $106,714
      3/31/2006              $110,300                       $111,883
      4/30/2006              $110,300                       $112,182
      5/31/2006              $105,300                       $107,537
      6/30/2006              $102,900                       $108,858

*<F67>  12/16/05 commencement of operations.

Portfolio Total Return**<F68>
FOR THE PERIOD ENDED 6/30/06

SIX MONTHS                         4.04%

CUMULATIVE
SINCE COMMENCEMENT                 2.90%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F68> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
June 30, 2006

Number of Shares                                                         Value
----------------                                                         -----
            COMMON STOCKS  95.6%
            Aerospace & Defense  4.5%
   4,831    Applied Signal Technology, Inc.                         $   82,320
   6,028    BE Aerospace, Inc. (a)<F69>                                137,800
   2,993    Esterline Technologies Corp. (a)<F69>                      124,479
                                                                    ----------
                                                                       344,599
                                                                    ----------
            Airlines  1.0%
   5,253    AirTran Holdings, Inc. (a)<F69>                             78,060
                                                                    ----------
            Auto Components  3.3%
   3,282    Keystone Automotive Industries, Inc. (a)<F69>              138,566
  16,161    Visteon Corp. (a)<F69>                                     116,521
                                                                    ----------
                                                                       255,087
                                                                    ----------
            Automobiles  0.7%
   7,370    Fleetwood Enterprises, Inc. (a)<F69>                        55,570
                                                                    ----------
            Chemicals  1.5%
   5,008    Spartech Corp.                                             113,181
                                                                    ----------
            Commercial Banks  1.0%
   1,605    Westamerica Bancorporation                                  78,597
                                                                    ----------
            Commercial Services & Supplies  4.9%
   8,610    Corinthian Colleges, Inc. (a)<F69>                         123,640
   4,276    DeVry, Inc. (a)<F69>                                        93,944
  12,432    DiamondCluster International, Inc. (a)<F69>                 98,461
   2,001    School Specialty, Inc. (a)<F69>                             63,732
                                                                    ----------
                                                                       379,777
                                                                    ----------
            Construction & Engineering  0.9%
  10,122    Modtech Holdings, Inc. (a)<F69>                             68,526
                                                                    ----------
            Consumer Finance  1.3%
   1,725    The First Marblehead Corp.                                  98,221
                                                                    ----------
            Diversified Financial Services  1.4%
   2,588    GATX Corp.                                                 109,990
                                                                    ----------
            Diversified Telecommunication Services  1.6%
   9,884    Alaska Communications Systems Group Inc.                   125,033
                                                                    ----------
            Electrical Equipment  5.5%
   3,388    Acuity Brands, Inc.                                        131,827
  18,018    C&D Technologies, Inc.                                     135,495
   4,580    General Cable Corp. (a)<F69>                               160,300
                                                                    ----------
                                                                       427,622
                                                                    ----------
            Energy Equipment & Services  4.8%
   6,211    Global Industries, Ltd. (a)<F69>                           103,723
   7,791    Hanover Compressor Co. (a)<F69>                            146,315
  10,729    Matrix Service Co. (a)<F69>                                122,740
                                                                    ----------
                                                                       372,778
                                                                    ----------
            Food Products  4.5%
  10,916    Del Monte Foods Co.                                        122,587
   7,321    Gold Kist Inc. (a)<F69>                                     97,882
   5,465    Lance, Inc.                                                125,804
                                                                    ----------
                                                                       346,273
                                                                    ----------
            Health Care Equipment & Services  1.5%
   6,547    PSS World Medical, Inc. (a)<F69>                           115,555
                                                                    ----------
            Health Care Equipment & Supplies  2.8%
   3,791    PolyMedica Corp.                                           136,324
   2,001    Varian Inc. (a)<F69>                                        83,062
                                                                    ----------
                                                                       219,386
                                                                    ----------
            Health Care Providers & Services  5.8%
   6,014    Gentiva Health Services, Inc. (a)<F69>                      96,404
   3,827    LifePoint Hospitals, Inc. (a)<F69>                         122,961
   3,273    Matria Healthcare, Inc. (a)<F69>                            70,108
   2,808    Sunrise Senior Living, Inc. (a)<F69>                        77,641
   5,276    U.S. Physical Therapy, Inc. (a)<F69>                        77,241
                                                                    ----------
                                                                       444,355
                                                                    ----------
            Hotels, Restaurants & Leisure  2.1%
   2,442    California Pizza Kitchen, Inc. (a)<F69>                     67,106
   5,758    O'Charleys Inc. (a)<F69>                                    97,886
                                                                    ----------
                                                                       164,992
                                                                    ----------
            Household Durables  2.8%
   9,557    Champion Enterprises, Inc. (a)<F69>                        105,509
   3,702    Jarden Corp. (a)<F69>                                      112,726
                                                                    ----------
                                                                       218,235
                                                                    ----------
            Insurance  1.8%
   2,870    Hanover Insurance Group Inc.                               136,210
                                                                    ----------
            Internet Software & Services  0.5%
   6,772    iPass Inc. (a)<F69>                                         37,923
                                                                    ----------
            IT Services  2.3%
   3,812    Mantech International Corp. - Class A (a)<F69>             117,638
   4,194    The BISYS Group, Inc. (a)<F69>                              57,458
                                                                    ----------
                                                                       175,096
                                                                    ----------
            Leisure Equipment & Products  0.9%
  10,771    Sturm, Ruger & Company, Inc.                                67,319
                                                                    ----------
            Machinery  8.3%
   2,978    Crane Co.                                                  123,885
   8,256    Federal Signal Corp.                                       124,996
   2,458    IDEX Corp.                                                 116,018
   3,602    Robbins & Myers, Inc.                                       94,156
   4,978    Wabtec Corp.                                               186,177
                                                                    ----------
                                                                       645,232
                                                                    ----------
            Media  5.1%
   3,476    ADVO, Inc.                                                  85,544
   3,386    Arbitron Inc.                                              129,786
   4,810    Cox Radio, Inc. (a)<F69>                                    69,360
   7,797    The Reader's Digest Association, Inc.                      108,846
                                                                    ----------
                                                                       393,536
                                                                    ----------
            Metals & Mining  5.0%
   6,370    Brush Engineered Materials, Inc. (a)<F69>                  132,814
   4,788    Commercial Metals Co.                                      123,052
   1,659    James River Coal Co. (a)<F69>                               43,947
   4,115    Worthington Industries, Inc.                                86,209
                                                                    ----------
                                                                       386,022
                                                                    ----------
            Oil & Gas  3.3%
   4,821    Encore Acquisition Co. (a)<F69>                            129,348
   3,067    Whiting Petroleum Corp. (a)<F69>                           128,415
                                                                    ----------
                                                                       257,763
                                                                    ----------
            Oil, Gas & Consumable Fuels  1.4%
   2,872    General Maritime Corp.                                     106,149
                                                                    ----------
            Pharmaceuticals  2.5%
   6,254    K-V Pharmaceutical Co. - Class A (a)<F69>                  116,699
   4,184    Par Pharmaceutical Companies, Inc. (a)<F69>                 77,237
                                                                    ----------
                                                                       193,936
                                                                    ----------
            Real Estate  3.2%
   6,553    Cedar Shopping Centers Inc.                                 96,460
   2,586    First Industrial Realty Trust, Inc.                         98,113
   1,638    Sun Communities, Inc.                                       53,284
                                                                    ----------
                                                                       247,857
                                                                    ----------
            Semiconductor & Semiconductor Equipment  1.9%
   4,716    IXYS Corp. (a)<F69>                                         45,273
   3,116    Varian Semiconductor Equipment
              Associates, Inc. (a)<F69>                                101,613
                                                                    ----------
                                                                       146,886
                                                                    ----------
            Software  4.7%
   2,770    Avid Technology, Inc. (a)<F69>                              92,324
   2,572    FileNET Corp. (a)<F69>                                      69,264
   3,364    Internet Security Systems, Inc. (a)<F69>                    63,411
   2,289    Kronos Inc. (a)<F69>                                        82,885
   2,988    Sybase, Inc. (a)<F69>                                       57,967
                                                                    ----------
                                                                       365,851
                                                                    ----------
            Specialty Retail  2.8%
  12,114    Casual Male Retail Group Inc. (a)<F69>                     121,746
   6,297    Cost Plus, Inc. (a)<F69>                                    92,314
                                                                    ----------
                                                                       214,060
                                                                    ----------
            TOTAL COMMON STOCKS
              (Cost $7,641,233)                                      7,389,677
                                                                    ----------
            SHORT TERM INVESTMENT  4.6%
            Investment Company  4.6%
 356,760    Fidelity Institutional Money Market Portfolio              356,760
                                                                    ----------
            TOTAL SHORT TERM INVESTMENT
              (Cost $356,760)                                          356,760
                                                                    ----------
            TOTAL INVESTMENTS  100.2%
              (Cost $7,997,993)                                      7,746,437

            Liabilities in Excess of Other Assets  (0.2)%              (18,545)
                                                                    ----------
            TOTAL NET ASSETS  100.0%                                $7,727,892
                                                                    ----------
                                                                    ----------

(a)<F69>  Non-income producing.

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

ASSETS:
Investments at value (cost $7,997,993)                              $7,746,437
Interest and dividend receivable                                         5,865
Receivable for investments sold                                         10,583
Receivable from Adviser                                                 12,944
Other assets                                                             1,913
                                                                    ----------
Total assets                                                         7,777,742
                                                                    ----------
LIABILITIES:
Payable for investments purchased                                       20,686
Accrued expenses                                                        29,164
                                                                    ----------
Total liabilities                                                       49,850
                                                                    ----------
NET ASSETS                                                          $7,727,892
                                                                    ----------
                                                                    ----------
NET ASSETS CONSIST OF:
Paid in capital                                                     $7,964,465
Undistributed net realized gain                                         14,983
Net unrealized depreciation on investments                            (251,556)
                                                                    ----------
Net Assets                                                          $7,727,892
                                                                    ----------
                                                                    ----------
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                                 750,683
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.29
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

                                                              PERIOD ENDED
                                                          JUNE 30, 2006(1)<F70>
                                                          ---------------------
INVESTMENT INCOME:
Dividends                                                       $  17,995
Interest                                                            5,788
                                                                ---------
                                                                   23,783
                                                                ---------
EXPENSES:
Investment advisory fees (Note 3)                                  20,639
Audit fees                                                         19,400
Fund administration and accounting fees                            14,001
Custody fees                                                       11,323
Federal and state registration fees                                 8,548
Shareholder servicing fees                                          5,820
Legal fees                                                          5,507
Directors' fees and related expenses                                4,376
Chief Compliance Officer expenses                                   2,508
Reports to shareholders                                             1,632
Other                                                                 922
                                                                ---------
Total expenses before waiver and reimbursement                     94,676
Waiver and reimbursement of expenses by Adviser (Note 3)          (71,972)
                                                                ---------
Net expenses                                                       22,704
                                                                ---------
NET INVESTMENT INCOME                                               1,079
                                                                ---------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                   13,904
Change in net unrealized
  appreciation/depreciation on investments                       (251,556)
                                                                ---------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (237,652)
                                                                ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $(236,573)
                                                                ---------
                                                                ---------

(1)<F70>   Commenced operations on December 16, 2005.

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                              PERIOD ENDED
                                                          JUNE 30, 2006(1)<F71>
                                                          ---------------------
OPERATIONS:
Net investment income                                          $    1,079
Net realized gain on investments                                   13,904
Change in net unrealized
  appreciation/depreciation on investments                       (251,556)
                                                               ----------
Net decrease in net assets
  resulting from operations                                      (236,573)
                                                               ----------
CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                     7,982,146
Shares redeemed                                                   (17,681)
                                                               ----------
Net increase in net assets resulting
  from capital share transactions                               7,964,465
                                                               ----------
TOTAL INCREASE IN NET ASSETS                                    7,727,892
                                                               ----------
NET ASSETS:
Beginning of period                                                    --
                                                               ----------
End of period                                                  $7,727,892
                                                               ----------
                                                               ----------

(1)<F71>   Commenced operations on December 16, 2005.

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                          JUNE 30, 2006(1)<F72>
                                                          ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                            $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                                                --(5)<F76>
Net realized and unrealized
  gain on investments                                              0.29
                                                                 ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                            0.29
                                                                 ------
NET ASSET VALUE, END OF PERIOD                                   $10.29
                                                                 ------
                                                                 ------
TOTAL RETURN(2)<F73>                                              2.90%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                         $7,728
Ratio of expenses to average net assets(3)<F74>(4)<F75>           1.10%
Ratio of net investment income
  to average net assets(3)<F74>(4)<F75>                           0.05%
Portfolio turnover rate(2)<F73>                                     41%

(1)<F72>   Commenced operations on December 16, 2005.
(2)<F73>   Not annualized for periods less than a full year.
(3)<F74> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 4.59% and the ratio of net investment loss to average net assets would have been (3.44)% for the period ended June 30, 2006.
(4)<F75>   Annualized.
(5)<F76>   Less than one cent per share.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2006

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of six series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund), the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation. The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. ("IronBridge"), commenced operations on August 30, 2002 and December 31, 2004, respectively. The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited ("New Star"), commenced operations on January 8, 2004. The Frontegra Netols Small Cap Value Fund, sub-advised by Netols Asset Management, Inc. ("Netols"), commenced operations on December 16, 2005.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Securities are stated at value. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using a fair valuation pricing service approved by the Board of Directors. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, New Star and Netols, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

          On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority.
          A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds' financial statements.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the periods ended June 30, 2006 and June 30, 2005 were as follows:

                                                           PERIOD ENDED                            PERIOD ENDED
                                                           JUNE 30, 2006                           JUNE 30, 2005
                                                  ------------------------------          ------------------------------
                                                  ORDINARY           LONG-TERM            ORDINARY           LONG-TERM
                                                   INCOME          CAPITAL GAINS           INCOME          CAPITAL GAINS
                                                  --------         -------------          --------         -------------
          Frontegra Total
            Return Bond Fund                     $19,414,991         $       --          $12,228,787         $       --
          Frontegra Investment
            Grade Bond Fund                        4,741,889                 --            5,080,954                 --
          Frontegra IronBridge
            Small Cap Fund                         1,464,976          2,293,747           10,670,988          3,797,940
          Frontegra IronBridge
            SMIDFund(1)<F77>                         201,965                 --                   --                 --
          Frontegra New Star
            International Equity Fund              3,121,217            204,555              396,689                 --
          Frontegra Netols
            Small Cap Value Fund(2)<F78>                  --                 --                  N/A                N/A

          (1)<F77>  Commenced operations on December 31, 2004.
          (2)<F78>  Commenced operations on December 16, 2005.

          As of June 30, 2006, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                                               FRONTEGRA           FRONTEGRA
                                                           FRONTEGRA           INVESTMENT          IRONBRIDGE
                                                          TOTAL RETURN           GRADE             SMALL CAP
                                                           BOND FUND           BOND FUND              FUND
                                                          ------------         ----------          ----------
     Cost basis of investments for
       federal income tax purposes                        $402,895,067        $122,547,926        $348,849,387
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------
     Gross tax unrealized appreciation                    $  1,051,411        $    173,729        $ 70,136,269
     Gross tax unrealized depreciation                      (7,298,030)         (2,181,838)        (19,150,282)
                                                          ------------        ------------        ------------
     Net tax unrealized appreciation (depreciation)         (6,246,619)         (2,008,109)         50,985,987
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------
     Undistributed ordinary income                                  --              32,118          12,014,987
     Undistributed long-term capital gain                           --                  --          15,109,555
                                                          ------------        ------------        ------------
     Total distributable earnings                                   --              32,118          27,124,542
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------
     Other accumulated losses                               (7,561,638)         (2,823,379)                 --
                                                          ------------        ------------        ------------
     Total accumulated earnings                           $(13,808,257)       $ (4,799,370)       $ 78,110,529
                                                          ------------        ------------        ------------
                                                          ------------        ------------        ------------

                                                                               FRONTEGRA           FRONTEGRA
                                                           FRONTEGRA            NEW STAR             NETOLS
                                                           IRONBRIDGE        INTERNATIONAL         SMALL CAP
                                                           SMID FUND          EQUITY FUND          VALUE FUND
                                                           ----------        -------------         ----------
     Cost basis of investments for
       federal income tax purposes                        $132,771,867        $480,058,414          $8,001,873
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------
     Gross tax unrealized appreciation                    $  9,175,768        $ 56,510,598          $  305,539
     Gross tax unrealized depreciation                      (6,534,974)        (11,895,504)           (560,975)
                                                          ------------        ------------          ----------
     Net tax unrealized appreciation (depreciation)          2,640,794          44,615,094            (255,436)
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------
     Undistributed ordinary income                           1,322,331           9,488,159              18,472
     Undistributed long-term capital gain                      858,872           2,872,681                 391
                                                          ------------        ------------          ----------
     Total distributable earnings                            2,181,203          12,360,840              18,863
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------
     Other accumulated gains (losses)                               --              47,203                  --
                                                          ------------        ------------          ----------
     Total accumulated earnings                           $  4,821,997        $ 57,023,137          $ (236,573)
                                                          ------------        ------------          ----------
                                                          ------------        ------------          ----------

          The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, outstanding premium and returns of capital on REIT investments.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Futures Contracts

          Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

          The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

     (g)  Credit Default Swaps

          The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the "notional" amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default.

          A Fund may be either the buyer or seller in the transaction. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Until a credit default swap agreement is closed, the gain or loss on the notional amount in addition to the interest paid or received by a Fund on the notional amount is recorded as unrealized gains or losses on swaps and when the agreement is closed, the gain or loss is recorded as realized gains or losses on swaps.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.
          As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     (h)  Foreign Currency Translation

          Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (i)  Indemnifications

          Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

     (j)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2006, the following table shows the reclassifications made:

                                                                            FRONTEGRA           FRONTEGRA
                                                        FRONTEGRA           INVESTMENT          IRONBRIDGE
                                                       TOTAL RETURN           GRADE             SMALL CAP
                                                        BOND FUND           BOND FUND              FUND
                                                       ------------         ----------          ----------
          Paid in capital                                $(58,876)          $      (1)           $     --
          Accumulated net investment income (loss)         19,204              94,679             (98,085)
          Accumulated net realized gain (loss)             39,672             (94,678)             98,085

                                                                            FRONTEGRA           FRONTEGRA
                                                        FRONTEGRA            NEW STAR             NETOLS
                                                        IRONBRIDGE        INTERNATIONAL         SMALL CAP
                                                        SMID FUND          EQUITY FUND          VALUE FUND
                                                        ----------        -------------         ----------
          Paid in capital                                $     --           $      --            $     --
          Accumulated net investment income (loss)        (24,975)            429,294              (1,079)
          Accumulated net realized gain (loss)             24,975            (429,294)              1,079

          The permanent differences primarily relate to foreign currency, paydown, SWAP and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated January 9, 2006, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated January 9, 2006, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge SMID Fund will pay the Adviser a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.75% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Netols Small Cap Value Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

                                                 FRONTEGRA                  FRONTEGRA      FRONTEGRA
               FRONTEGRA         FRONTEGRA      IRONBRIDGE   FRONTEGRA       NEW STAR        NETOLS
              TOTAL RETURN   INVESTMENT GRADE    SMALL CAP   IRONBRIDGE   INTERNATIONAL    SMALL CAP
               BOND FUND         BOND FUND         FUND      SMID FUND     EQUITY FUND     VALUE FUND
              ------------   ----------------   ----------   ----------   -------------    ----------
     2007        $287,901        $246,053        $125,562           --         $89,001            --
     2008        $320,062        $245,625         $32,371      $66,381        $293,414            --
     2009        $965,488        $438,461              --     $109,169      $1,248,571       $71,972
               ----------        --------        --------     --------      ----------       -------
               $1,573,451        $930,139        $157,933     $175,550      $1,630,986       $71,972
               ----------        --------        --------     --------      ----------       -------
               ----------        --------        --------     --------      ----------       -------

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                           YEAR ENDED          YEAR ENDED
                                          JUNE 30, 2005       JUNE 30, 2006
                                          -------------       -------------
     Shares sold                            1,389,449            551,979
     Shares issued to holders in
       reinvestment of distributions          371,085            603,982
     Shares redeemed                       (3,078,689)          (641,478)
                                           ----------           --------
     Net increase (decrease)
       in shares outstanding               (1,318,155)           514,483
                                           ----------           --------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                           YEAR ENDED          YEAR ENDED
                                          JUNE 30, 2005       JUNE 30, 2006
                                          -------------       -------------
     Shares sold                              763,992          1,196,877
     Shares issued to holders in
       reinvestment of distributions          330,876            283,583
     Shares redeemed                       (3,988,305)          (890,018)
                                           ----------          ---------
     Net increase (decrease)
       in shares outstanding               (2,893,437)           590,442
                                           ----------          ---------
                                           ----------          ---------

     Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                           YEAR ENDED          YEAR ENDED
                                          JUNE 30, 2005       JUNE 30, 2006
                                          -------------       -------------
     Shares sold                           10,879,301          4,611,129
     Shares issued to holders in
       reinvestment of distributions          819,321            210,453
     Shares redeemed                       (1,095,395)        (2,433,885)
                                           ----------         ----------
     Net increase in shares outstanding    10,603,227          2,387,697
                                           ----------         ----------
                                           ----------         ----------

     Transaction in shares of the Frontegra IronBridge SMID Fund were as follows:

                                           YEAR ENDED         PERIOD ENDED
                                          JUNE 30, 2006   JUNE 30, 2005(1)<F79>
                                          -------------   ---------------------
     Shares sold                            8,238,261          4,185,493
     Shares issued to holders in
       reinvestment of distributions           15,123                 --
     Shares redeemed                         (399,882)           (23,304)
                                           ----------         ----------
     Net increase in shares outstanding     7,853,502          4,162,189
                                           ----------         ----------
                                           ----------         ----------

     (1)<F79>  Commenced operations on December 31, 2004.

     Transaction in shares of the Frontegra New Star International Equity Fund were as follows:

                                           YEAR ENDED          YEAR ENDED
                                          JUNE 30, 2006       JUNE 30, 2005
                                          -------------       -------------
     Shares sold                           28,889,663         11,306,626
     Shares issued to holders in
       reinvestment of distributions          235,847             35,532
     Shares redeemed                         (939,273)          (127,177)
                                           ----------         ----------
     Net increase in shares outstanding    28,186,237         11,214,981
                                           ----------         ----------
                                           ----------         ----------

     Transaction in shares of the Frontegra Netols Small Cap Value Fund were as follows:

                                          PERIOD ENDED
                                      JUNE 30, 2006(1)<F80>
                                      ---------------------
     Shares sold                              752,389
     Shares redeemed                           (1,706)
                                              -------
     Net increase in shares outstanding       750,683
                                              -------
                                              -------

     (1)<F80>  Commenced operations on December 16, 2005.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended June 30, 2006 are summarized below:

                         FRONTEGRA            FRONTEGRA             FRONTEGRA
                        TOTAL RETURN       INVESTMENT GRADE        IRONBRIDGE
                         BOND FUND            BOND FUND          SMALL CAP FUND
                        ------------       ----------------      --------------
     Purchases         $1,695,675,828        $512,943,237         $258,310,230
     Sales             $1,739,026,543        $523,615,732         $221,124,935

                                              FRONTEGRA             FRONTEGRA
                         FRONTEGRA             NEW STAR              NETOLS
                         IRONBRIDGE         INTERNATIONAL           SMALL CAP
                         SMID FUND           EQUITY FUND           VALUE FUND
                         ----------         -------------          ----------
     Purchases          $157,603,203         $469,479,874          $9,037,823
     Sales              $71,900,594          $122,576,455          $1,410,494

     Purchases and sales of long-term U.S. Government securities for the Frontegra Total Return Bond Fund were $2,748,881,642 and $2,712,512,410, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Investment Grade Bond Fund were $740,138,983 and $729,467,505, respectively.

     There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund or the Frontegra Netols Small Cap Value Fund.

     The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2006, the Frontegra Total Return Bond and Investment Grade Bond Funds had capital loss carryovers of $1,910,045 and $889,497, respectively, which expire in 2014.

     At June 30, 2006, the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds had post-October capital losses of $5,307,699 and $1,860,249, respectively. Additionally, the Frontegra Total Return Bond Fund had post-October currency losses of $96,487. Each of these losses are treated as occurring on July 1, 2006 for tax purposes.

(6)  DIRECTORS FEES

     The Independent Directors of the Funds were paid $35,000 in director fees during the year ended June 30, 2006. The Interested Director did not receive any remuneration from the Funds.

Frontegra Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2006

The Board of Directors and Shareholders of Frontegra Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Frontegra Funds, Inc., comprised of the Frontegra Total Return Bond Fund, Frontegra Investment Grade Bond Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and Frontegra Netols Small Cap Value Fund (the "Funds"), including the schedule of investments, as of June 30, 2006, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicted therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Funds at June 30, 2006, the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         /s/Ernst & Young LLP

Chicago, Illinois
August 18, 2006

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available without charge, upon request by calling 1-888-825-2100.

INTERESTED DIRECTOR AND OFFICERS

                                                                                                        NUMBER OF
                                                           PRINCIPAL                                    FUNDS IN      OTHER
                               POSITION(S)                 OCCUPATION(S)                                COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD WITH      TERM OF      DURING PAST                                  OVERSEEN      HELD BY
AS OF JUNE 30, 2006            FUNDS          OFFICE       FIVE YEARS                                   BY DIRECTOR   DIRECTOR
---------------------          -----------    -------      -------------                                -----------   -------------
William D. Forsyth III*<F81>   Co-President,  Elected      Mr. Forsyth received his B.S. in             6             None
Frontegra Asset                Treasurer and  annually     Finance from the University of
Management, Inc.               Assistant      by the       Illinois in 1986 and his M.B.A.
400 Skokie Boulevard           Secretary      Board of     from the University of Chicago
Suite 500                      since          Directors    in 1988.  Mr. Forsyth has served
Northbrook, IL 60062           May 1996                    as Co-President, Treasurer, Assistant
Age:  42                                                   Secretary and a Director of the Adviser
                               Director       Indefinite   since May 1996.  From July 1993 until
                               since                       the present, Mr. Forsyth also served as
                               May 1996                    a Partner of Frontier Partners, Inc., a
                                                           consulting/marketing firm.  From April
                                                           1987 until June 1993, Mr. Forsyth served
                                                           as a Partner of Brinson Partners, Inc., an
                                                           investment advisor, and from June 1986
                                                           until April 1987, he served as a product
                                                           marketing representative of Harris Trust
                                                           & Savings Bank.  Mr. Forsyth received
                                                           his CFA designation in 1991.

Thomas J. Holmberg, Jr.*<F81>  Co-President,  Elected      Mr. Holmberg received his B.A. in            N.A.          N.A.
Frontegra Asset                Secretary and  annually     Economics from the College of William
Management, Inc.               Assistant      by the       and Mary in 1980 and his M.P.P.M from
400 Skokie Boulevard           Treasurer      Board of     Yale University in 1987.  Mr. Holmberg
Suite 500                      since          Directors.   has served as Co-President, Secretary,
Northbrook, IL 60062           May 1996;                   Assistant Treasurer and a Director of the
Age:  47                       Chief                       Adviser since May 1996 and as Chief
                               Compliance                  Compliance Officer of the Adviser since
                               Officer since               September 2004.  From July 1993 until
                               September                   the present, Mr. Holmberg also served as
                               2004;                       a Partner of Frontier Partners, Inc., a
                               Anti-Money                  consulting/marketing firm.  From February
                               Laundering                  1989 until July 1993, Mr. Holmberg served
                               Compliance                  as a Partner of, and Account Manager for,
                               Officer since               Brinson Partners, Inc., an investment
                               August 2006;                advisor.  From July 1987 until January
                               Director                    1989, Mr. Holmberg served as an associate
                               from May                    in the fixed income sales area of Goldman,
                               1996 to                     Sachs & Co.  Mr. Holmberg received his
                               May 2002                    CFA designation in 1991.

*<F81> Mr. Forsyth and Mr. Holmberg are each an "interested person" of the Funds because each serves as a director and officer of the Adviser and each owns 50% of the Adviser.

INDEPENDENT DIRECTORS

                                                                                                        NUMBER OF
                                                           PRINCIPAL                                    FUNDS IN      OTHER
                               POSITION(S)                 OCCUPATION(S)                                COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD WITH      TERM OF      DURING PAST                                  OVERSEEN      HELD BY
AS OF JUNE 30, 2006            FUNDS          OFFICE       FIVE YEARS                                   BY DIRECTOR   DIRECTOR
---------------------          -----------    -------      -------------                                -----------   -------------
David L. Heald                 Director       Indefinite   Mr. Heald received his B.A. in English       6             None
400 Skokie Boulevard           since                       from Denison University in 1966 and
Suite 260                      June                        his J.D. from Vanderbilt University
Northbrook, IL 60062           1996                        School of Law in 1969.  Mr. Heald has
Age:  62                                                   been a principal and a Director of
                                                           Consulting Fiduciaries, Inc. ("CFI"), a
                                                           registered investment adviser, since
                                                           August of 1994.  CFI provides
                                                           professional, independent, fiduciary
                                                           decision making, consultation and
                                                           alternative dispute resolution services
                                                           to ERISA plans, plan sponsors and
                                                           investment managers.  Between April
                                                           1994 and August 1994, Mr. Heald
                                                           engaged in the private practice of law.
                                                           From August 1992 until April 1994, Mr.
                                                           Heald was a managing director and the
                                                           chief administrative officer of Calamos
                                                           Asset Management, Inc., a registered
                                                           investment adviser specializing in
                                                           convertible securities, and he served as
                                                           an officer and director of CFS Investment
                                                           Trust, a registered investment company
                                                           comprised of four series.  From January
                                                           1990 until August 1992, Mr. Heald was
                                                           a partner in the Chicago based law firm
                                                           of Gardner, Carton & Douglas.

James M. Snyder                Director       Indefinite   Mr. Snyder received his B.S. in Finance      6             None
400 Skokie Boulevard           since May                   from Indiana University in 1969 and his
Suite 500                      2002                        M.B.A. from DePaul University in 1973.
Northbrook, IL 60062                                       Mr. Snyder served as an investment
Age:  59                                                   professional with Northern Trust from
                                                           June 1969 until his retirement in June
                                                           2001.  He served in a variety of
                                                           capacities at Northern Trust, most
                                                           recently as Executive Vice President of
                                                           Northern Trust and Vice Chairman of
                                                           Northern Trust Global Investments.
                                                           Mr. Snyder is a Chartered Financial
                                                           Analyst (CFA).

FOREIGN TAX CREDIT

For the fiscal year ended June 30, 2006, the Frontegra New Star International Equity Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                                  FOREIGN SOURCE              FOREIGN
                                  INCOME EARNED              TAXES PAID
          COUNTRY                  (PER SHARE)              (PER SHARE)
          -------                 --------------            -----------
          Australia                   0.0117                   0.0029
          Belgium                     0.0048                   0.0007
          Bermuda                     0.0001                     --
          Britain                     0.0679                     --
          China                       0.0039                   0.0002
          Denmark                     0.0045                   0.0007
          France                      0.0380                   0.0063
          Germany                     0.0240                   0.0036
          Greece                      0.0038                     --
          Hong Kong                   0.0114                     --
          India                       0.0001                     --
          Israel                      0.0001                     --
          Italy                       0.0166                   0.0025
          Japan                       0.0262                   0.0018
          Netherlands                 0.0096                   0.0014
          Norway                      0.0054                   0.0008
          Russia                      0.0020                   0.0003
          Singapore                   0.0035                     --
          South Korea                 0.0006                   0.0001
          Spain                       0.0038                   0.0006
          Sweden                      0.0021                   0.0003
          Switzerland                 0.0092                   0.0014
          Taiwan                      0.0004                     --
          Thailand                    0.0055                   0.0006

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

     Frontegra IronBridge Small Cap Fund                         28.4%
     Frontegra IronBridge SMID Fund                              50.8%
     Frontegra New Star International Equity Fund                79.7%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2006 was as follows:

     Frontegra IronBridge Small Cap Fund                         27.2%
     Frontegra IronBridge SMID Fund                              47.8%
     Frontegra New Star International Equity Fund                 0.3%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2006 was as follows:

     Frontegra Total Return Bond Fund                              90%
     Frontegra Investment Grade Bond Fund                          97%
     Frontegra IronBridge Small Cap Fund                            3%
     Frontegra IronBridge SMID Fund                                 9%
     Frontegra New Star International Equity Fund                   1%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2006 was as follows:

     Frontegra Total Return Bond Fund                              23%
     Frontegra Investment Grade Bond Fund                          11%
     Frontegra IronBridge Small Cap Fund                          100%
     Frontegra New Star International Equity Fund                  33%

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Fees Billed by Ernst & Young LLP. The aggregate fees billed for professional services by Ernst & Young LLP ("E&Y") during fiscal 2006 and fiscal 2005 were:

Type of Fees             FYE 6/30/2006     FYE 6/30/2005
------------             -------------     -------------
Audit Fees               $     123,000      $    90,500
Audit-Related Fees                -                -
Tax Fees                        29,400           22,500
All Other Fees                    -                -

In the above table, "audit fees" are fees billed for professional services for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Tax fees" are fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by E&Y during fiscal 2006. During the last two fiscal years, there were no non-audit services rendered by E&Y to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant. All of E&Y's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of E&Y.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed on September 8, 2005.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.

     By:  /s/William D. Forsyth III
          --------------------------------------------------
          William D. Forsyth III, Co-President
          (Principal Executive Officer)

     Date:   September 6, 2006
          --------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/Thomas J. Holmberg, Jr.
          --------------------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:   September 6, 2006
          --------------------------------------------------

     By:  /s/William D. Forsyth III
          --------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date:   September 6, 2006
          --------------------------------------------------